SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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HUBBELL INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

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HUBBELL INCORPORATED

584 Derby Milford Road, Orange, Connecticut 06477–4024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 2, 2005

To the Shareholders:

             Notice is hereby given that the Annual Meeting of Shareholders of Hubbell Incorporated (the “Company”) will be held at the principal executive offices of the Company, 584 Derby Milford Road, Orange, Connecticut 06477, on Monday, May 2, 2005 at 9:00 A.M. local time for the purpose of considering and acting upon the following proposals:

1. Election of Directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company and until their respective successors have been duly elected and qualified.

The following persons have been designated by the Board of Directors for nomination as Directors:

E. Richard Brooks	Daniel J. Meyer	Joel S. Hoffman
George W. Edwards, Jr.	Daniel S. Van Riper	G. Jackson Ratcliffe
Andrew McNally IV	Richard J. Swift	Timothy H. Powers

2. The ratification of the selection of independent registered public accountants to examine the annual financial statements for the Company for the year 2005.

3. Approval of the Company’s 2005 Incentive Award Plan.

4. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

      Accompanying this Notice of Annual Meeting is a form of proxy and a proxy statement. Copies of the Company’s Annual Report for the year ended December 31, 2004 have been mailed under separate cover to all shareholders.

IMPORTANT:  It is important that your shares be represented at this meeting. Therefore, please fill in, date, and sign the enclosed proxy and mail it promptly in the enclosed postage-paid envelope, vote electronically using the Internet or use the telephone voting procedures, as described on the enclosed proxy card.

      The Board of Directors has fixed the close of business on March 4, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournments thereof. The transfer books will not be closed.

By order of the Board of Directors

RICHARD W. DAVIES
Vice President,
General Counsel and
Secretary

Dated:  March 16, 2005

HUBBELL INCORPORATED

PROXY STATEMENT

for
ANNUAL MEETING OF SHAREHOLDERS
To be held May 2, 2005

       The accompanying proxy is solicited by and on behalf of the Board of Directors of Hubbell Incorporated, a Connecticut corporation (the “Company”), to be voted at its Annual Meeting of Shareholders to be held at the principal executive offices of the Company, 584 Derby Milford Road, Orange, Connecticut 06477, on Monday, May 2, 2005, and any adjournments thereof. Commencing on or about March 24, 2005, copies of this Proxy Statement and the proxy form are being mailed to all shareholders. Copies of the Company’s Annual Report for the year 2004 have been mailed under separate cover to all shareholders.

      Any shareholder executing a proxy may revoke it at any time prior to its use. The Company will treat any duly executed proxy as not revoked until it receives a duly executed instrument revoking it, or a duly executed proxy bearing a later date or, in the case of death or incapacity of the person executing the same, written notice thereof. If you vote your shares using the Internet website or the telephone voting procedures, you may revoke your prior Internet or telephone vote by recording a different vote on the Internet website or using the telephone voting procedures, or by signing and returning a duly executed proxy bearing a later date than your last Internet or telephone vote. A proxy also may be revoked by voting by ballot at the annual meeting.

      You may access this proxy statement and the Company’s 2004 Annual Report via the Internet on the Company’s website at http://www.hubbell.com/FinancialReports. If you would like to access your proxy statement and annual report electronically in the future, in lieu of receiving paper copies, you may do so by signing up for electronic delivery of these documents online at http://www.proxyvoting.com/hub or choosing this option by following the appropriate instructions when you vote by telephone or by marking the appropriate box on your proxy card.

VOTING RIGHTS AND SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The record date for the determination of shareholders entitled to vote at the meeting is the close of business on March 4, 2005. On March 4, 2005, the Company had outstanding 9,350,747 shares of Class A Common Stock, par value $.01 per share, and 52,153,146 shares of Class B Common Stock, par value $.01 per share, and no other voting securities. Each share of Class A Common Stock is entitled to twenty votes and each share of Class B Common Stock is entitled to one vote. The vote required for each proposal to be acted upon at this meeting is set forth in the description of that proposal.

      The following table sets forth as of March 4, 2005, or such other date as indicated in the table or the notes thereto, each of the persons known to the Company to own beneficially shares representing more than 5% of any class of the Company’s outstanding voting securities, with the percent of class stated therein being based upon the outstanding shares on March 4, 2005.

		Amount and
		Nature of
	Name and Address of	Beneficial		Percent
Title of Class	Beneficial Owner	Ownership		of Class

Class A Common Stock	Andrew McNally IV, G. J. Ratcliffe, and Richard W. Davies, as trustees under a Trust Indenture dated September 2, 1957 made by Louie E. Roche (the “Roche Trust”), c/o Hubbell Incorporated, 584 Derby Milford Road, Orange, Connecticut 06477	2,479,740	(1)(2)(4)	26.52%
Class A Common Stock	Andrew McNally IV, G. J. Ratcliffe, and Richard W. Davies, as trustees under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell (the “Hubbell Trust”), c/o Hubbell Incorporated, 584 Derby Milford Road, Orange, Connecticut 06477	1,682,935	(2)(3)(4)	18.00
Class A Common Stock	Thompson, Rubinstein Investment Management, Inc. 715 SW Morrison Suite 604 Portland, OR 97205	552,199	(5)	5.91
Class A Common Stock	John A. Levin & Co., Inc.	472,085	(6)	5.05
	BKF Capital Group, Inc. One Rockefeller Plaza New York, New York 10020
Class B Common Stock	Capital Research and Management Company	5,123,100	(7)	9.82
	The Income Fund of America, Inc. 333 South Hope Street Los Angeles, California 90071	3,213,000	(7)	6.16
Class B Common Stock	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, New Jersey 07302	6,125,308	(8)	11.74
Class B Common Stock	AXA Assurances I.A.R.D. Mutuelle	5,978,443	(9)	11.46
	AXA Assurances Vie Mutuelle
	AXA Courtage Assurance Mutuelle 26, rue Drouot 75009 Paris, France
	AXA 25, avenue Matignon 75008 Paris, France

		Amount and
		Nature of
	Name and Address of	Beneficial		Percent
Title of Class	Beneficial Owner	Ownership		of Class

	AXA Financial, Inc. 1290 Avenue of the Americas New York, New York 10104
Class B Common Stock	Cooke & Bieler, L.P. 1700 Market Street Philadelphia, Pennsylvania 19103	2,779,395	(10)	5.33

      (1) The beneficiaries of such trust are the issue of Harvey Hubbell and their spouses.

      (2) The Trust Indenture requires that, so long as no bank or trust company is acting as a trustee, there shall be three individuals acting as trustees, each of whom, so long as any securities of the Company are held by the trust, must be an officer or Director of the Company. The Trust Indenture provides that successor trustees are to be appointed by the trustees then in office. The trustees have shared voting and investment power with respect to the securities of the Company held in such trust.

      (3) The beneficiaries of such trust are the issue of Harvey Hubbell.

      (4) In addition, Messrs. McNally, Ratcliffe, and Davies beneficially own shares of the Company’s Common Stock. Messrs. Ratcliffe and Davies hold unexercised options for the purchase of the Company’s Class B Common Stock under the Company’s Stock Option Plan for Key Employees (the “Option Plan”) and Mr. Davies is a Trustee of the Harvey Hubbell Foundation which owns 106,304 shares of Class A Common Stock and 29,358 shares of Class B Common Stock. (See “Election of Directors” and table captioned “Aggregated Options/SAR Exercises During 2004 Fiscal Year and Fiscal Year-End Option/SAR Values”.)

      (5) The Company has received a copy of Schedule 13G as filed with the Securities and Exchange Commission (“SEC”) by Thompson, Rubinstein Investment Management, Inc. (“Thompson, Rubinstein”) reporting ownership of these shares as of December 31, 2004. As reported in said Schedule 13G, Thompson, Rubinstein has sole dispositive power and no voting power for all of such shares.

      (6) The Company has received a copy of Schedule 13G as filed with the SEC by John A. Levin & Co., Inc. (“Levin & Co.”) and BKF Capital Group, Inc. (“BKF”) reporting ownership of these shares as of December 31, 2004. As reported in said Schedule 13G, Levin & Co. has sole voting and dispositive power for 410,300 of such shares and shared voting and dispositive power for 61,785 of such shares. BKF, as the sole shareholder of Levin Management Co., Inc., which is the sole shareholder of Levin & Co., may be deemed the beneficial owner of such shares.

      (7) The Company has received a copy of Schedule 13G as filed with the SEC by Capital Research and Management Company (“Capital Research”) and The Income Fund of America, Inc. (“Income Fund”) reporting ownership of these shares as of December 31, 2004. As reported in said Schedule 13G, Capital Research has sole dispositive power for all of such shares, as investment advisor to various registered investment companies, and disclaims beneficial ownership of such shares, and Income Fund, which is advised by Capital Research, has sole voting power for 3,213,000 of such shares.

      (8) The Company has received a copy of Schedule 13G as filed with the SEC by Lord, Abbett & Co. LLC (“Lord, Abbett”) reporting ownership of these shares as of December 31, 2004. As reported in said Schedule 13G, Lord, Abbett has sole voting and dispositive power as to these shares.

      (9) The Company has received a copy of Schedule 13G, as amended, as filed with the SEC by AXA Assurances I.A.R.D. Mutuelle (“AXA I.A.R.D.”), AXA Assurances Vie Mutuelle (“AXA Vie Mutuelle”), AXA Courtage Assurance Mutuelle (“AXA Courtage,” and together with AXA I.A.R.D. and AXA Vie Mutuelle, “Mutuelles AXA”), AXA and AXA Financial, Inc. (“AXA Financial”) reporting ownership of these shares as of February 28, 2005. As reported in said Schedule 13G, Mutuelles AXA and AXA disclaim beneficial ownership of such shares, which are beneficially owned as follows: (i) Alliance Capital Management L.P., a subsidiary of AXA Financial, beneficially owns 5,972,089 shares for investment purposes on behalf of client discretionary investment advisory accounts and it has sole voting power for 3,729,942 of such shares, shared voting power for 585,938 of such shares, sole dispositive power for 5,964,101 of such shares and shared dispositive power for 7,988 of such shares; (ii) AXA Equitable Life Insurance Company, a subsidiary of AXA Financial, has sole voting and dispositive power for the 914 shares it owns for investment purposes; (iii) Boston Advisors, Inc., a subsidiary of AXA Financial, has sole dispositive power for the 4,340 shares it owns for investment purposes on behalf of client discretionary investment advisory accounts; and (iv) Frontier Trust Company, FSB (Advest Trust), a subsidiary of AXA Financial, has sole voting and dispositive power for the 800 shares it owns for investment purposes on behalf of client discretionary investment advisory accounts.

      (10) The Company has received a copy of Schedule 13G as filed with the SEC by Cooke & Bieler, L.P. (“Cooke & Bieler”) reporting ownership of these shares as of December 31, 2004. As reported in said Schedule 13G, Cooke & Bieler has shared dispositive power for all of such shares and shared voting power for 1,754,369 of such shares.

      The following table sets forth as of March 4, 2005, the equity securities of the Company beneficially owned by each of the Directors, nominee for Director and named executive officers of the Company, and by all Directors and executive officers of the Company as a group:

		Amount and
		Nature of		Percent
		Beneficial		of
Name	Title of Class	Ownership(1)		Class

E. Richard Brooks	Class A Common	768	(2)	0.01%
George W. Edwards, Jr.	Class A Common	1,000	(2)	0.01
	Class B Common	156	(2)	—
Joel S. Hoffman	Class A Common	3,395	(2)	0.04
	Class B Common	614	(2)	—
Andrew McNally IV	Class A Common	4,162,675	(2)(3)	44.52
	Class B Common	13,512	(2)	0.03
Daniel J. Meyer	Class B Common	726	(2)	—
G. Jackson Ratcliffe	Class A Common	4,245,897	(3)	45.41
	Class B Common	635,220		1.22
Richard J. Swift	Class B Common	1,000	(2)	—
Daniel S. Van Riper	Class A Common	1,000	(2)	0.01
Malcolm Wallop	Class B Common	100	(2)	—
Timothy H. Powers	Class A Common	106,304	(4)	1.14
	Class B Common	572,911	(5)	1.10
William T. Tolley	Class A Common	107,304	(4)	1.15
	Class B Common	91,024	(5)	0.17
Richard W. Davies	Class A Common	4,293,373	(3)(4)	45.91
	Class B Common	214,797	(5)	0.41
W. Robert Murphy	Class A Common	2,836		0.03
	Class B Common	188,275		0.36
Scott H. Muse	Class B Common	34,999		0.07
Thomas P. Smith	Class B Common	95,666		0.18
All Directors and executive officers as a group (18 persons)	Class A Common	4,391,297	(2)(3)(4)	46.96
	Class B Common	2,043,062	(2)(5)	3.92

(1)	The figures in the table and notes thereto represent beneficial ownership and sole voting and investment power except where indicated and include the following shares of Class B Common Stock obtainable within sixty days of March 4, 2005 by the exercise of stock options pursuant to the Company’s Option Plan: Mr. Ratcliffe — 352,000 shares, Mr. Powers — 525,666 shares, Mr. Tolley — 61,666 shares, Mr. Davies — 154,666 shares, Mr. Murphy — 175,333 shares, Mr. Muse — 34,999 shares, and Mr. Smith — 95,666 shares; and all executive officers as a group — 1,637,161 shares.

(2)	Does not include share units (each share unit consisting of one share each of Class A Common Stock and Class B Common Stock) credited to and held under the Company’s Deferred Compensation Plan for Directors (the “Deferred Plan for Directors”) who are not employees of the Company, as discussed below under “Compensation of Directors”. As of March 4, 2005, the following share units have been credited under the deferred compensation program: Mr. Brooks — 5,790 share units; Mr. Edwards — 13,653 share units; Mr. Hoffman — 16,477 share units; Mr. McNally — 29,829 share units; Mr. Meyer — 10,196 share units; Mr. Swift — 638 share units; Mr. Van Riper — 2,103 share units; and Mr. Wallop — 3,353 share units.

(3)	Includes 2,479,740 shares of Class A Common Stock owned by the Roche Trust of which Messrs. McNally, Ratcliffe, and Davies are co-trustees and have shared voting and investment power; and 1,682,935 shares of Class A Common Stock owned by the Hubbell Trust of which Messrs. McNally, Ratcliffe, and Davies are co-trustees and have shared voting and investment power.

(4)	Includes 106,304 shares of Class A Common Stock held by the Harvey Hubbell Foundation of which Messrs. Powers, Tolley and Davies are co-trustees and have shared voting and investment power.

(5)	Includes 29,358 shares of Class B Common Stock held by the Harvey Hubbell Foundation of which Messrs. Powers, Tolley and Davies are co-trustees and have shared voting and investment power.

ELECTION OF DIRECTORS

      The Company’s By-Laws provide that the Board of Directors shall consist of not less than three nor more than eleven Directors who shall be elected annually by the shareholders. The Board has fixed the number of Directors at nine as of the May 2, 2005 Annual Meeting of Shareholders, and the following persons are proposed by the Board, on recommendation of the Nominating and Corporate Governance Committee, as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for Directors should become unavailable, it is intended that the shares represented by the proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. Mr. Wallop is retiring as a Director of the Company in accordance with the Company’s Corporate Governance Guidelines (the “Guidelines”) after serving the Company’s shareholders in that capacity since 1995. Directors are elected by plurality vote. Abstentions and broker non-votes will not be counted for the purposes of the election of Directors.

			Year First
			Became a
Name	Age(1)	Principal Occupation	Director

Timothy H. Powers	56	Chairman of the Board, President, and Chief Executive Officer of the Company.	2001
G. Jackson Ratcliffe	68	Retired Chairman of the Board, President and Chief Executive Officer of the Company. Director of Praxair, Inc., Sunoco, Inc., and the Barnes Group, Inc.	1980
E. Richard Brooks	67	Retired Chairman and Chief Executive Officer of Central and South West Corporation (utility holding company). Director of American Electric Power Company, Inc.	1993

			Year First
			Became a
			Director

Name	Age(1)	Principal Occupation
George W. Edwards, Jr.	65	Retired President and Chief Executive Officer of The Kansas City Southern Railway Company (railroad). Chairman of the Board and a Director of El Paso Electric Company.	1990
Joel S. Hoffman	66	Retired Partner of Simpson Thacher & Bartlett LLP, a New York City law firm.	1989
Andrew McNally IV	65	Retired Chairman and Chief Executive Officer of Rand McNally & Company (printing, publishing and map-making). Senior principal of Hammond, Kennedy, Whitney & Company, Inc. and a partner of River Road Capital Partners (merchant banking); and a director of Reinhold Industries, Inc.	1980
Daniel J. Meyer	68	Retired Chairman of the Board and Chief Executive Officer of Milacron Inc. (plastics processing systems and services and metal cutting process products and services). Director of Cincinnati Bell Inc. and AK Steel Holding Corporation.	1989
Richard J. Swift	60	Chairman of the Financial Accounting Standards Advisory Council. Retired Chairman, President and Chief Executive Officer of Foster Wheeler Ltd. (design, engineering, construction and other services). Director of Ingersoll-Rand Company Ltd., Kaman Corporation, and Public Service Enterprise Group Incorporated.	2003
Daniel S. Van Riper	64	Special Advisor to and Former Senior Vice President and Chief Financial Officer of Sealed Air Corporation (packaging materials and systems). Director of New Brunswick Scientific Co., Inc., DOV Pharmaceutical, Inc., and 3D Systems Corporation.	2003

(1) As of March 4, 2005.

      Each of the individuals was elected as a Director by the shareholders of the Company. During the five years ended December 31, 2004, each of the Directors, other than Messrs. Powers, Swift, and Van Riper, has either been retired or held the principal occupation set forth above opposite his name.

      Mr. Powers was elected Chairman of the Board of the Company, effective September 15, 2004. He has been President and Chief Executive Officer of the Company since July 1, 2001. From September 21, 1998 through June 30, 2001, he was Senior Vice President and Chief Financial Officer of the Company, and prior to September 21, 1998 was Executive Vice President, Finance and Business Development, Americas Region, Asea Brown Boveri (power and automation technologies for utilities and industry).

      Mr. Swift has served as Chairman of the Financial Accounting Standards Advisory Council since January 1, 2002. Previously, he was associated with Foster Wheeler for 29 years, retiring in 2001, having served as Chairman, President, and Chief Executive Officer since 1994.

      Mr. Van Riper served as Senior Vice President and Chief Financial Officer of Sealed Air Corporation from July 1998 to January 2002; and prior to July 1998 was with KPMG LLP, an independent audit and accounting firm, for 36 years, including 26 years as a partner.

Corporate Governance

      The Board of Directors has adopted the Company’s Guidelines with respect to significant corporate governance issues. These Guidelines cover such issues as the composition of the Board and Board Committees, Board and Board Committee meetings, leadership development, including succession planning, Board responsibilities and compensation, and Director independence. The Board has reviewed all relationships between Directors and the Company and its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company or any of its subsidiaries) in accordance with the objective criteria of independence set forth by the New York Stock Exchange (“NYSE”) and the SEC and has considered whether any such relationship, individually or in the aggregate, is material, and the Board has determined that, excluding Messrs. Ratcliffe and Powers, each of the Directors is independent in accordance with applicable law and the NYSE rules. The Board of Directors has also established a Lead Director position, which rotates annually among the chairs of the Board Committees, as detailed in the Guidelines, immediately following the Company’s annual meeting. The Lead Director coordinates the activities of the Directors who are not Company officers (including those who are not independent by virtue of a material relationship, former status or family membership, or for any other reason) (collectively, the “Non-Management Directors”), coordinates the agenda for and chairs sessions of the Non-Management Directors and facilitates communications between the Non-Management Directors and the other members of the Board of Directors and the management of the Company. Currently, Mr. Meyer is the Lead Director and he is expected to hold this position through the Company’s 2005 Annual Meeting of Shareholders.

Board Committees

      Messrs. Brooks, Hoffman, Meyer, Van Riper and Wallop serve as members of the Audit Committee, with Mr. Meyer as Chairman. The Audit Committee, which consists of members who are “independent” as defined in the current NYSE listing standards and regulations adopted by the SEC under the federal securities laws, met nine times in 2004. The Audit Committee appoints independent registered public accountants to serve as auditors for the following year, subject to ratification by the shareholders at the annual meeting; meets periodically with the independent registered public accountants, internal auditors, and appropriate personnel responsible for the management of the Company and subsidiary companies concerning the adequacy of internal controls and the objectivity of the financial reporting of the Company; reviews and oversees the independence of the Company’s independent registered public accountants; reviews and discusses the Company’s internal audit function and its personnel; and pre-approves the hiring of the independent registered public accountants for audit and non-audit services and reviews and approves the scope of the audit and fees for such audit and non-audit services performed by the independent registered public accountants. The independent registered public accountants and the Company’s management and internal auditors each meet alone with the Audit Committee several times during the year and have access at any time to the Audit Committee. The Board of Directors has determined, in its business judgment, that each member of the Audit Committee is financially literate, at least one member of the Audit Committee meets the NYSE standard of having accounting or related financial management expertise and that Messrs. Van Riper and Meyer each meet the SEC criteria of an “audit committee financial expert”.

      Messrs. Edwards, Hoffman, McNally, Powers, and Ratcliffe serve as members of the Executive Committee, with Mr. Ratcliffe as Chairman. The Executive Committee, which met two times in 2004, exercises, during the intervals between the meetings of the Board of Directors, all the powers of the Board of Directors in the management of the business, properties and affairs of the Company, except certain powers enumerated in the By-Laws of the Company.

      Messrs. Brooks, Edwards, McNally, Swift, and Wallop serve as members of the Compensation Committee, with Mr. Edwards as Chairman. The Compensation Committee, which consists of Directors who are “independent” as defined in the current NYSE listing standards and regulations adopted by the SEC under the federal securities laws met four times in 2004. The Compensation Committee is charged with the duties of conducting an annual appraisal of the performance of the Chief Executive Officer and, determining the remuneration (salary plus additional compensation and benefits) of the Chief Executive Officer and, after consultation with the Chief Executive Officer and the Chairman of the Board of Directors, the remuneration of other members of the Company’s key management group; evaluating the performance of the Chairman of the Board of Directors; determining stock option grants under the Company’s Option Plan; recommending (for approval) to the Board of Directors pension changes, and other significant benefits or perquisites; and reviewing the existing members of the Company’s key management group and the plans for the development of qualified candidates, and reporting to the Board of Directors annually.

      Messrs. McNally, Meyer, Powers, Ratcliffe, and Van Riper serve as members of the Finance Committee, with Mr. McNally as Chairman. The Finance Committee, which met two times in 2004, recommends to the Board of Directors of the Company proposals concerning long and short-term financing, material divestments and acquisitions, cash and stock dividend policies, programs to repurchase the Company’s stock, stock splits, and other proposed changes in the Company’s capital structure; periodically reviews the Company’s capital expenditure policy and recommends changes to the Board of Directors, where appropriate, and, when requested by the Board of Directors, reviews and makes recommendations to the Board of Directors with respect to proposals concerning major capital expenditures and leasing arrangements; monitors the Company’s effective tax rate and related tax matters; reviews annually the Company’s insurance programs and their adequacy to protect against major losses and liabilities; reviews and monitors the administration and asset management of the Company’s employee benefit plans, including the selection of investment and other advisors, the allocation of assets between fixed income and equity, the performance of plan investment managers and pension plan contributions; and reviews and monitors the administration of the Company’s cash and investment portfolios, including the Company’s investment guideline policies.

      Messrs. Brooks, Edwards, Hoffman, Swift, and Wallop serve as members of the Nominating and Corporate Governance Committee, with Mr. Wallop serving as Chairman. The Nominating and Corporate Governance Committee, which met four times in 2004, consists of Directors who are “independent” as defined in the current NYSE listing standards and regulations adopted by the SEC under the federal securities laws. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its responsibilities by identifying individuals qualified to become Board members; recommending Director nominees to be elected at the next annual meeting of shareholders or appointed by the Board of Directors to fill vacancies on the Board; reviewing and recommending (for approval) to the Board of Directors compensation for service on the Board of Directors and its various committees, policies governing retirement from the Board of Directors and individuals to serve as the Company’s officers and members of the various committees of the Board of Directors; reviewing and recommending to the Board (for approval) changes proposed by the Chairman of the Board and the Chief Executive Officer pertaining to the structure and appointment of the Company’s officers; and developing and recommending to the Board of Directors the adoption, or amendment, of corporate governance guidelines and principles applicable to the Company.

      The Guidelines, and the Charter for each of the Company’s (i) Nominating and Corporate Governance Committee, (ii) Compensation Committee, (iii) Audit Committee, and (iv) Finance Committee may be viewed at the Company’s website at www.hubbell.com, the content of which website is not incorporated by reference into, or considered to be part of, this document. Copies of such documents are also available free of charge to any shareholder who submits a written request to the Secretary of the Company.

Director Nominations

      As set forth in the Guidelines, the Board’s Nominating and Corporate Governance Committee works with the Board as a whole on an annual basis to determine the size of the Board and the appropriate characteristics, skills and experience for the Board as a whole and its individual members, and recommends to the Board candidates for Board membership in accordance with the Guidelines and the selection criteria outlined in the Committee’s charter. The Committee, in evaluating the suitability of individual candidates and recommending candidates for election takes into account many factors, including a candidate’s ability to make independent analytical inquiries; general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment; educational and professional background; experience in corporate governance, such as an officer or a former officer of a publicly-held corporation; experience in the Company’s industry; experience as a board member of another publicly-held corporation; and academic expertise in an area of the Company’s operations. Candidates will be assessed on the basis of their qualifications, experience, skills and ability to enhance shareholder value, without regard to gender, race, color, national origin, or other protected status. The Nominating and Corporate Governance Committee and the Board evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

      In searching for qualified Director candidates for election to the Board and to fill vacancies on the Board, the Board solicits current Directors for the names of potential qualified candidates and may ask Directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates and will consider suggestions from shareholders for nominees for election as Directors.

      Once potential candidates are identified (whether by shareholders or otherwise), the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates. Candidate(s) who appear to be suitable based upon the candidate(s) qualifications and the Board’s needs are then interviewed by the independent Directors and executive management and may be asked to submit additional information to the Company (as requested by the Nominating and Corporate Governance Committee), after which the Nominating and Corporate Governance Committee makes its recommendation to the Board. If the Board approves the recommendation, the recommended candidate is nominated for election by the Company’s shareholders or the candidate is appointed by the Board to fill a vacancy on the Board. Candidates proposed to the Nominating and Corporate Governance Committee by shareholders who follow the procedures and provide the information set forth below will be reviewed using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee. Any shareholder who intends to propose a candidate for nomination as a Director needs to deliver written notice to the Secretary of the Company setting forth information with respect to the shareholder and the nominee, including (a) information detailing the nominee’s biographical data (including business experience, service on other boards, and academic credentials), (b) all transactions and relationships, if any, between the nominating shareholder or such nominee, on the one hand, and the Company or its management, on the other hand, as well as any relationships or arrangements, if any, between the nominating shareholder and the nominee and any other transactions or relationships of which the Board of Directors should be aware in order to evaluate such nominee’s potential independence as a Director, (c) information detailing if the nominee or the nominating shareholder is involved in any on-going litigation adverse to the Company or is associated with an entity which is engaged in such litigation and (d) information as to whether the nominee or any company for which the nominee serves or has served as an officer or director is, or has been, the subject of any bankruptcy, SEC or criminal proceedings or investigations, any civil proceedings or investigations related to fraud, accounting or financial misconduct, or any other material civil proceedings or investigations. The notice must also contain a written consent confirming the nominee’s (a) consent to be nominated and named in the Company’s proxy statement and, if elected, to serve as a Director of the Company and (b) agreement to be interviewed by the Nominating and Corporate Governance Committee and submit additional information if requested to do so. Any such notice should be delivered to the Company sufficiently in advance of the Company’s annual meeting to permit the Nominating and Corporate Governance Committee to complete its review in a timely fashion.

      The Company’s By-Laws contain time limitations, procedures and requirements relating to direct shareholder nominations of Directors. Any shareholder who intends to bring before an annual meeting of shareholders any nomination for Director shall deliver written notice to the Secretary of the Company setting forth specified information with respect to the shareholder and additional information as would be required under SEC regulations for a proxy statement used to solicit proxies for such nominee. In general, the notice must be delivered not less than seventy days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting (or, if the date of the 2006 annual meeting is more than twenty days before or more than seventy days after May 2, 2006, notice by the shareholder must be so delivered not earlier than ninety days prior to the meeting and not later than seventy days prior to the meeting or the tenth day following the date on which public disclosure of the date of the meeting is first made by the Company) and, with respect to nominations for Directors, if the number of Directors to be elected at the 2006 Annual Meeting of Shareholders is increased and there is no public announcement by the Company naming all of the nominees for Director or specifying the size of the increased Board of Directors at least eighty days prior to May 2, 2006, notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

Attendance

      Eight meetings of the Board of Directors of the Company were held during the year ended December 31, 2004. During 2004, no Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees thereof of which he was a member. Board members are expected to attend the Company’s annual meetings of shareholders. All the Company’s Directors were in attendance at the Company’s May 3, 2004 Annual Meeting of Shareholders.

Code of Ethics

      The Company has had a Conflicts of Interest Policy, Business Ethics Policy and Use of Undisclosed Information Statement (“Code of Ethics”) for over thirty years the most recent version of which is dated December 2, 2003. The Company requires all of its employees to conduct their work in a legal and ethical manner. The Code of Ethics, which can be viewed on the Company’s website at www.hubbell.com, applies to all Directors and officers of the Company and is the Company’s “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. Any waivers of the Code of Ethics as to Directors and executive officers may be made only by the Company’s Board of Directors or an appropriate committee of the Board of Directors and any such waivers will be promptly disclosed to the Company’s shareholders through the Company’s website. A copy of the Code of Ethics is also available free of charge to any shareholder who submits a written request to the Secretary of the Company.

Communications with Directors

      Shareholders may communicate directly with the Company’s Lead Director or other members of the Board of Directors by using any of the following methods: (a) via ListenUp Group, LLC: (i) electronically at http://www.listenupreports.com; (ii) fax to 1-312-635-1501; (iii) toll free to 1-888-789-6627; or (iv) by mail to ListenUp, Group, LLC, P.O. Box 274, Highland Park, Illinois 60035; or (b) by writing to: Board of Directors, c/o Richard W. Davies, Vice President, General Counsel and Secretary, Hubbell Incorporated, 584 Derby Milford Road, Orange, Connecticut 06477. Such communications will be distributed to the specific Director(s) requested by the shareholder or if generally to the Board, to other members of the Board as may be appropriate depending on the material outlined in the shareholder communication. For example, if a communication relates to accounting, internal accounting controls, or auditing matters, the communication will be forwarded to the Chairman of the Audit Committee.

EXECUTIVE COMPENSATION

Cash and Other Forms of Compensation

      The following table sets forth the aggregate cash and other compensation paid or accrued by the Company for services rendered in all capacities to the Company and its subsidiaries to the Company’s

Chairman of the Board, President, and Chief Executive Officer and the five other most highly compensated executive officers of the Company for the three fiscal years ended December 31, 2004.

Summary Compensation Table

						Long
						Term
						Compen-
		Annual Compensation				sation

				Other		Securities	All
				Annual		Underlying	Other
				Compen-		Options/	Compen-
Name and Principal Position	Year	Salary	Bonus(1)	sation		SARs	sation(2)

T. H. Powers(3)	2004	$790,000	$1,185,000	$92,691	(7)	190,000	$48,150
Chairman of the Board,	2003	700,000	665,000	72,442	(8)	190,000	82,084
President, and Chief Executive	2002	625,000	562,500	21,592		200,000	52,000
Officer

W.T. Tolley(4)(5)	2004	355,400	311,000	13,677		—	6,150
Senior Vice President and	2003	345,000	196,700	18,437		45,000	6,000
Chief Financial Officer	2002	288,750	228,200	178,608		60,000	575

S.H. Muse(6)	2004	339,900	286,944	9,090		45,000	6,150
Group Vice President	2003	330,000	240,818	13,905		35,000	6,000
	2002	210,358	162,630	—		55,000	5,620

W.R. Murphy	2004	319,300	213,229	15,886		35,000	6,150
Senior Group Vice President	2003	310,000	123,225	15,578		30,000	6,000
	2002	292,100	70,000	5,844		50,000	—

R. W. Davies	2004	273,000	204,800	7,629		30,000	6,150
Vice President, General	2003	265,000	126,400	5,901		25,000	6,008
Counsel and Secretary	2002	243,400	109,600	6,457		32,000	—

T.P. Smith(9)	2004	262,700	189,617	14,044		35,000	6,150
Group Vice President	2003	255,000	97,806	100,310	(10)	30,000	6,000
	2002	223,600	132,663	60,884	(11)	40,000	—

(1)	Reflects bonus earned during fiscal year under the Company’s incentive compensation plans, except that with respect to Mr. Tolley, includes a $50,000 bonus paid in 2002 in connection with his joining the Company and a pro-rata bonus equivalent to ten months in 2004.

(2)	Includes (a) Director retainer and Board and Board committee meeting fees for Mr. Powers of $42,000 in 2004, $76,000 in 2003 and $52,000 in 2002; (b) imputed income in the following amounts attributable to group term life insurance policies with a value in excess of $50,000: (i) for Mr. Powers, $84 in 2003; (ii) for Mr. Davies, $8 in 2003; (iii) for Mr. Muse, $466 in 2002; and (iv) for Mr. Tolley, $575 in 2002; and (c) Company contributions to the Company’s Employee Savings and Investment Plan of $6,150 in 2004 and $6,000 in 2003 for each named executive officer, and $5,154 in 2002 for Mr. Muse pursuant to the LCA Retirement Savings and Investment Plan.

(3)	Elected Chairman of the Board as of September 15, 2004 and President and Chief Executive Officer since July 1, 2001.

(4)	Other annual compensation with respect to Mr. Tolley in 2002 includes relocation expenses of $78,284 and reimbursement of $59,298 for payment of related taxes.

(5)	Elected as of February 18, 2002; placed on paid administrative leave November 5, 2004.

(6)	Elected as Group Vice President on December 3, 2002; employment commenced on acquisition of LCA Group Inc. on April 27, 2002.

(7)	Includes personal use ($23,678) of the Company aircraft valued in accordance with Section 61 of the Internal Revenue Code of 1986, as amended, and Treasury Regulation Section 1.61-21(g).

(8)	Includes the lease value ($13,628) of a Company vehicle provided to Mr. Powers.

(9)	Elected as Group Vice President on May 1, 2001.

(10)	Other annual compensation with respect to Mr. Smith in 2003 includes relocation expenses of $49,526 and reimbursement of $23,172 for payment of related taxes.

(11)	Other annual compensation with respect to Mr. Smith in 2002 includes relocation expenses of $39,178 and reimbursement of $13,864 for payment of related taxes.

Options/SAR Grants During 2004 Fiscal Year

      The following table provides information on option grants in fiscal 2004 to the named executive officers of the Company.

	Individual Grants				Potential Realizable
					Value at
	Number of	Percent of			Assumed Annual
	Securities	Total			Rates of Stock Price
	Underlying	Options/SARs	Exercise		Appreciation for
	Options/	Granted to	or Base		Option Term
	SARs	Employees	Price	Expiration
Name	Granted(1)	in Fiscal Year	($/Share)	Date	5%(2)	10%(2)

T. H. Powers	190,000	18.65%	$47.95	12/05/14	$5,739,615	$14,485,695
W. T. Tolley	0	0	—	—	0	0
S. H. Muse	45,000	4.42	47.95	12/05/14	1,359,383	3,430,823
W. R. Murphy	35,000	3.44	47.95	12/05/14	1,057,298	2,668,418
R. W. Davies	30,000	2.95	47.95	12/05/14	906,255	2,287,215
T.P. Smith	35,000	3.44	47.95	12/05/14	1,057,298	2,668,418

(1)	Non-qualified options to acquire shares of Class B Common Stock of the Company were granted on December 6, 2004 at 100% of the fair market value of the Class B Common Stock on the date of grant. No portion of the December 6, 2004 option is exercisable before the first anniversary of the date of grant; on that anniversary and the two subsequent anniversaries of the date of grant the option becomes exercisable as to one-third of the total number of Class B Common shares covered by the option so that the option becomes fully exercisable commencing on the third anniversary of the date of grant. The exercise price of an option may be paid in cash or in shares of either the Company’s Class A Common Stock or Class B Common Stock, or a combination thereof, subject to certain limitations. The Option Plan provides for the acceleration of all options (other than incentive stock options granted on or after January 1, 1987) in the event of a “Change of Control” as defined in the Option Plan. In the event of a Change of Control, all participants who are officers, and any other participants who are designated by the

Compensation Committee, would have the right to surrender their then exercisable options, including those accelerated within the thirty-day period following the Change of Control and to receive in cash the amount by which the highest closing price within the sixty days preceding the Change of Control of the common stock underlying the option exceeds the option price for such common stock.

(2)	The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their ten-year term, assuming the specified compounded rates of appreciation on the Company’s Class B Common Stock over the term of the options. These numbers do not take into account provisions of the options providing for cancellation of the option following termination of employment, nontransferability, or the vesting provisions described in footnote (1) above.

Aggregated Options/SAR Exercises During 2004 Fiscal Year

and Fiscal Year-End Option/SAR Values

      The following table provides information on stock option exercises in fiscal 2004 by the named executive officers of the Company and the value of such officers’ unexercised stock options at December 31, 2004. All outstanding stock options and stock option exercises are in shares of the Company’s Class B Common Stock.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options/SARs at		In-the-Money Options/SARs
	Shares		Fiscal Year-End		at Fiscal Year-End
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

T. H. Powers	35,000	$698,285	525,666	383,334	$10,080,966	$2,911,908
W. T. Tolley	0	—	61,666	43,334	912,773	454,377
S. H. Muse	0	—	34,999	100,001	468,873	907,427
W. R. Murphy	55,620	879,321	175,333	71,667	3,360,009	580,389
R. W. Davies	0	—	154,666	57,334	2,932,410	435,408
T.P. Smith	0	—	95,666	68,334	1,592,458	526,727

PENSION PLANS

      The Company has in effect a non-contributory defined benefit retirement plan for salaried employees (“Basic Plan”) and a supplemental executive retirement plan (“SERP”) which is an unfunded plan. Pension benefits are earned under both the Basic Plan and the SERP. The annual benefits under the Basic Plan are calculated under two formulas one in effect prior to January 1, 2004 and the other in effect on and after January 1, 2004. Benefits earned prior to 2004 are calculated as 1.50% of final compensation per year of Company service through December 31, 2003, which includes both basic compensation and bonuses, reduced by 1.50% of primary social security benefit per year of service through December 31, 2003. For service after 2003, benefits are calculated as .85% of final average compensation which includes both basic compensation and bonus, plus, .65% of final average compensation in excess of an average social security wage base for each year of service earned after 2003, up to 35 years, plus 1.10% of final average compensation in excess of 35 years. However, participants in the Basic Plan who were age 50 and had 10 or more years of service as of December 31, 2003 will have benefits earned after 2003 calculated under the formula as in effect before 2003 or after 2004, depending on which produces a higher benefit. SERP benefits are calculated as 6% of final total compensation (basic compensation and bonuses as reflected in the Salary and Bonus columns under the Summary Compensation Table on pages 13 and 14 hereof) per year of SERP service up to a maximum of 60%, offset by benefits payable under the Basic Plan. Except as otherwise provided for certain SERP participants who have entered into Continuity Agreements with the Company (as referred to below, in Continuity Agreements, Severance Policy, and Change of Control Provisions) no SERP benefit is payable if a participant terminates employment prior to age 55 with less than 10 years of SERP service. The following table illustrates the combined annual pension benefits pursuant to the Basic Plan and SERP under the joint and survivor annuity form upon retirement at age 65 to executive officers in the specified salary classifications:

Total Pension (On 3 highest in last 10 years)
	Annual Benefit for Years of Service Indicated(1)(2)
Average annual
compensation	5 Yrs.	10 Yrs.	15 Yrs.	20 Yrs.

$200,000	$60,000	$120,000	$120,000	$120,000
400,000	120,000	240,000	240,000	240,000
600,000	180,000	360,000	360,000	360,000
800,000	240,000	480,000	480,000	480,000
1,000,000	300,000	600,000	600,000	600,000
1,200,000	360,000	720,000	720,000	720,000
1,400,000	420,000	840,000	840,000	840,000
1,600,000	480,000	960,000	960,000	960,000
1,800,000	540,000	1,080,000	1,080,000	1,080,000
2,000,000	600,000	1,200,000	1,200,000	1,200,000

(1)	The estimated annual benefits are based upon the assumptions that the individual will remain in the employ of the Company until age 65 and that the plans will continue in their present form.

(2)	Years of SERP Service at December 31, 2004:

Officer	Service

Mr. Powers	6
Mr. Tolley	3
Mr. Muse	2
Mr. Murphy	4
Mr. Davies	22
Mr. Smith	3

Equity Compensation Plan Information

      The following table provides information as of December 31, 2004 with respect to the Company’s common stock that may be issued under the Company’s equity compensation plans.

	A		B	C

				Number of Securities Remaining
	Number of Securities to be		Weighted Average	Available for Future Issuance
	Issued upon Exercise of		Exercise Price of	Under Equity Compensation
	Outstanding Options,		Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights		Warrants and Rights	Reflected in Column A)

Equity Compensation Plans Approved by Shareholders(1)	7,320,803	(3)	$37.67	2,339,957	(3)
Equity Compensation Plans Not Approved by Shareholders(2)	—		—	2,431	(4)
	—		—	300,000	(3)

Total	7,320,803		$37.67	2,642,388

(1)	The Company’s Option Plan.

(2)	The Company’s Deferred Plan for Directors; for a description of the Company’s Deferred Plan for Directors, see footnote (2) on pages 5 and 6 to the equity securities table, and “Compensation of Directors” on pages 25 and 26 hereof.

(3)	Class B Common Stock.

(4)	Class A Common Stock.

Compensation Committee Report on Executive Compensation

      The functions of the Compensation Committee are discussed elsewhere in this proxy statement (see page 9 hereof). The total direct compensation package for the Company’s executives is made up of three elements: base salary, a short-term incentive program in the form of a discretionary, performance-based bonus, and long-term incentive program in the form of stock options.

      Total direct compensation for the Chief Executive Officer and the other five highest paid executive officers is based on the performance of the Company. The Compensation Committee has sought the advice of and reviewed data provided by an independent compensation consultant regarding the levels of base salaries, bonuses and stock option grants. This data is provided for each element of the total direct compensation package for comparable positions within (i) companies in our industry of similar size, and (ii) companies in general industry of comparable size and complexity.

      The Compensation Committee believes that companies in our industry of similar size provide limited comparison data and the use of a broader database, including companies from general industry, ensure more accurate comparisons and results.

      Base salaries are determined by competitive data and individual levels of responsibility. Target levels for bonuses and stock options for each executive position are determined by competitive data; however, actual bonuses paid and the number of stock options granted each executive are based upon the achievement of Company financial and strategic plan goals which include factors such as net sales, net income, cash flow and earnings per share.

      In the past few years, the Company has adopted a more aggressive incentive-pay-for-performance posture. During this period, the competitive position, or emphasis, on base salaries has been lowered. Bonus and stock option opportunities thereby represent a greater portion in the total direct compensation package, enhancing the Company’s goal of linking pay more directly to financial performance.

      While these comments are directed towards compensation for the Chief Executive Officer and the five other highest paid executive officers, the Compensation Committee employs similar procedures to determine the compensation levels of other executives as well.

Base Salary

      The Company defines its market competitive position for base salaries as the 50th percentile. This represents a change over the years from a market competitive position of the 60th percentile for base salaries. To determine the salary for the Chief Executive Officer and the five other highest paid executive officers, the Compensation Committee reviewed projected year 2004 salary data for companies within our industry and companies of comparable size and complexity. Based upon this data, base salaries were established to approximate the 50th percentile for comparable positions in companies both within our industry and companies from general industry. For year 2004, the base salaries of the Chief Executive Officer and the five other highest paid executive officers were increased effective January 1, 2004 over the prior year.

Bonus

      Bonuses are paid pursuant to the Company’s short-term incentive compensation plan and the Senior Executive Incentive Compensation Plan (the “Senior Executive Plan”). Under the incentive compensation plan, 15% of the amount by which the Company’s consolidated earnings for each fiscal year exceeds 10% of the invested capital and long-term debt at the beginning of such fiscal year is allocated to an incentive compensation fund, although no such separate fund need be established to assure bonus payments since the plan provides for the funding of bonus payments from the net assets of the Company, to be paid out to participating employees, including the executive officers. Awards in varying amounts may be made under the short-term compensation plan at the discretion of the Compensation Committee. Awards are determined by the relative level of attainment of the performance goals applicable to each participant for the plan year as established by the Compensation Committee based on one or more quantitative and/or qualitative performance measures. Under the Senior Executive Plan, awards may be made based on performance goals including a percentage of the bonus fund described above. Awards under the Senior Executive Plan may only be reduced by the Compensation Committee in its sole discretion. For the year 2004, the Compensation Committee designated Mr. Powers as the sole participant in the Senior Executive Plan.

      To establish target levels for executive officers’ bonus awards, the Compensation Committee uses data provided by outside consultants for comparable positions at companies within our industry and companies from general industry with comparable performance characteristics such as cash flow, return on net sales and return on equity.

      In determining the year 2004 bonus award for each executive officer other than the Chief Executive Officer, the Compensation Committee’s primary focus was the review of the year 2004 business plan with regard to net sales, pre-tax profit, cash flow, and earnings per share, compared to actual results. The Compensation Committee also recognized the success the Company has had in achieving non-financial goals including its progress in becoming a lean company, and implementation of restructuring programs and a new Company-wide computer system which are expected to result in long-term growth and benefit the shareholders. As noted, however, the Compensation Committee gave greater consideration to its 2004 short-term results. The Compensation Committee recognized that the Company had reported a significant improvement in net sales and pre-tax profit, record earnings per share and strong cash flow, and had exceeded its year 2004 financial objectives. As a result, the year 2004 bonuses of the executive officers were above target levels, reflecting higher financial performance. Mr. Tolley received a pro rata bonus equivalent to ten months for year 2004.

Stock Options

      The Compensation Committee believes that the holding of Company stock represents a unity of interest between executives and shareholders. In determining target levels for stock option grants for each senior executive, the Compensation Committee reviews data provided by an outside consultant on comparable position pay levels at companies of comparable size in financial performance and complexity. The actual number of stock option grants for each executive officer is based upon the financial performance of the Company, both in the short- and long-term. The Compensation Committee reviewed year 2004 net sales, pre-tax profit, cash flow and earnings per share. The Compensation Committee also reviewed long-term strategic plans which will position the Company for greater growth.

      In considering levels of stock option grants for the Chief Executive Officer and the five other highest paid executive officers, the primary focus was to link each executives’ long-term compensation to the success of the Company’s long-term strategic plans. The Compensation Committee recognized that the Company has positioned itself for long-term growth which will benefit shareholders. The Compensation Committee also recognized that certain strategic plan decisions previously made have had a positive impact on 2004 financial performance in the areas of net sales, pre-tax profit, earnings per share, and cash flow. The Compensation Committee does not consider the number of stock option shares granted in previous years in determining stock option awards for the current year, but rather, the value of such shares. As a result, the number of shares awarded under the year 2004 stock option grants to each of the executive officers increased over the prior year’s level with the exceptions that (i) Mr. Powers received the same number of stock options as he received in 2003, and (ii) Mr. Tolley did not receive any stock options in 2004.

Chief Executive Officer Compensation for Fiscal 2004

      As described in the Compensation Committee’s charter, the Compensation Committee is responsible for conducting an annual appraisal of the performance of the Chief Executive Officer and determining his remuneration (salary plus additional compensation and benefits). Based on this appraisal and a review of comparable compensation data of chief executive officers at other companies within our industry and companies from general industry with comparable performance characteristics as described above, the Compensation Committee initially set Mr. Powers’ base salary at $750,000 and increased his salary, effective as of July 1st with the elimination of Board retainer and Board and Board committee meeting fees as described on page 25 hereof, to $830,000 for fiscal year 2004. This salary was established to approximate the 50th percentile for comparable chief executive officers in companies both within our industry and companies from general industry.

      Mr. Powers’ 2004 bonus of $1,185,000 was paid under the Senior Executive Plan. Under the Senior Executive Plan, the Company established an objective performance goal based on net earnings of the Company by designating that a percentage of the short-term incentive compensation plan fund be payable to Mr. Powers. The Compensation Committee exercised its discretion pursuant to the Senior Executive Plan to reduce the amount determined under such formula to award Mr. Powers a bonus of $1,185,000 for 2004, which adjusted amount reflects the amount payable to Mr. Powers if he had been a participant in the short-term incentive compensation plan at a participation level of 100% of base salary.

      In December 2004, based upon the achievement of Company financial and strategic plan goals, the Compensation Committee awarded Mr. Powers stock options to purchase 190,000 shares of Class B Common Stock of the Company. These options become exercisable in three equal installments on each of the first, second and third anniversary dates of the date of grant and all of these options expire ten years from the grant date, subject to earlier expiration in accordance with the terms of the Option Plan. The Compensation Committee also reviewed perquisites and other compensation to Mr. Powers for fiscal year 2004 and found these amounts to be reasonable.

      Based on Mr. Powers’ demonstrated leadership, skills and contributions to the growth of the Company, the Compensation Committee believes that Mr. Powers’ total compensation package is reasonable and appropriate in light of the Company’s performance against established short- and long-term performance goals.

General Matters

      Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”) limits to $1 million annually the amount that can be deducted by a publicly held corporation for compensation paid to any of its top six executives (as indicated in the Summary Compensation Table for that year), unless the compensation in excess of $1 million is performance based or meets certain other conditions. Payments under the Senior Executive Plan and options granted under the Option Plan with an exercise price of at least fair market value are intended to qualify as performance based compensation exempt from the limitations of Section 162(m) of the Code. Payments under the short-term incentive compensation plan are not intended to qualify as performance based compensation and may be subject to the $1 million deductibility limitation of Section 162(m) of the Code.

      The Compensation Committee believes that the total direct compensation package consisting of base salary, bonus, and stock options, is appropriate for the Company’s executive officers and other executives, on the basis of competitive practice, along with the Company’s performance against established short- and long-term financial performance goals.

Compensation Committee
George W. Edwards, Jr., Chairman
E. Richard Brooks
Andrew McNally IV
Richard J. Swift
Malcolm Wallop

Corporate Performance Graph

      The following graph compares the cumulative total stockholder return on the Company’s Class B Common Stock during the five fiscal years ended December 31, 2004 with a cumulative total return on the (i) Standard & Poor’s MidCap 400 (“S&P MidCap”), (ii) Original Hubbell Self-Constructed Peer Group Index (“Original HI Peer Group”), and (iii) New Hubbell Self-Constructed Peer Group Index (“New HI Peer Group”). The comparison assumes $100 was invested on January 1, 2000 in the Company’s Class B Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

      The Original HI Peer Group consisted of corporations whose businesses were representative of the Company’s business segments and, therefore, served as a base for comparing total return to shareholders. The corporations that comprised the Original HI Peer Group are (a) Cooper Industries, Inc., (b) Emerson Electric Co., (c) Thomas & Betts Corporation, (d) National Service Industries, Inc. (“NSI”), and (e) Woodhead Industries, Inc. As a result of NSI spinning-off its lighting and chemical businesses to a new corporation, Acuity Brands, Inc. (“Acuity”), effective November 30, 2001, NSI has been included in the Original HI Peer Group only for the December 2000 data point. For the December 2001, 2002, 2003 and 2004 data points, the NSI portion of the Original HI Peer Group was distributed among the remaining four members of said group, weighted according to their market capitalization. NSI does not appear in the New HI Peer Group, but Acuity has been included for the December 2001, 2002, 2003 and 2004 data points, weighted in accordance with the market capitalization for each member of the New HI Peer Group for the December 2001, 2002, 2003 and 2004 data points. The HI Peer Groups have been weighted in accordance with each corporation’s market capitalization (closing stock price multiplied by the number of shares outstanding) as of the beginning of each of the five years covered by the performance graph. The weighted return for each year was calculated by assuming the products obtained by multiplying (a) the percentage that each corporation’s market capitalization represents of the total market capitalization for all corporations in the index for each such year by (b) the total shareholder return for that corporation for such year.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

AMONG HUBBELL INCORPORATED, THE S&P MIDCAP 400 INDEX,
A NEW PEER GROUP AND THE ORIGINAL PEER GROUP

Cumulative Total Return

	12/99	12/00	12/01	12/02	12/03	12/04

Hubbell Incorporated	100.00	102.74	119.57	148.88	193.84	236.85
S&P MidCap 400	100.00	117.51	116.79	99.84	135.41	157.73
New HI Peer Group	100.00	132.83	101.27	94.54	129.71	147.51
Original HI Peer Group	100.00	131.30	100.93	93.81	127.48	144.47

Employment Agreement, Continuity Agreements, Severance Policy and Change of Control Provisions

      Employment Agreement. Prior to the April 2002 acquisition of the LCA Group Inc. (“LCA”), Mr. Muse entered into an Employment Agreement, dated as of April 1, 2000 (the “Agreement”), with Progress Lighting, Inc., a subsidiary of LCA. Under the terms of the Agreement, upon the Company’s acquisition of LCA, the Company assumed the obligations under the Agreement. The initial term of employment was for one-year with automatic one-year extensions unless either party gives the other party written notice at least ninety days prior to the end of the initial term or any additional one-year term. This Agreement was terminated in connection with the entry by the Company and Mr. Muse into his Continuity Agreement described below.

      Continuity Agreements. The Company is a party to agreements (the “Continuity Agreements”) with the executive officers (other than Mr. Tolley) named in the Summary Compensation Table providing severance benefits in the event of a termination of employment in the circumstances described below following certain “change in control” events, as defined in the Continuity Agreements. The Continuity Agreements of Messrs. Murphy and Davies were each effective as of December 27, 1999, and the Continuity Agreements of Messrs. Muse and Smith were each effective as of March 14, 2005. In addition, the Amended and Restated Continuity Agreement of Mr. Powers was effective as of March 14, 2005, and supersedes his prior Continuity Agreement. To conform them with the terms of the new Continuity Agreements, the Continuity Agreements of Messrs. Murphy and Davies were each amended as of March 14, 2005 (i) to delete a provision that provided for the continuation of certain perquisites following a termination of employment in connection with a change in control; (ii) to revise the definition of “good reason” with respect to workplace relocation; and (iii) to delete a provision that provided for the Company to advance funds to the executive officer interest-free to cover his payment of certain excise taxes in certain circumstances. Mr. Murphy’s Continuity Agreement was also amended to revise the computation of the benefit under the Company’s SERP.

      The Continuity Agreements that became effective in December 1999 each had an initial two-year term, while the Continuity Agreements that became effective in March 2005 each have an initial one-year term. In all cases, following their initial terms, the Continuity Agreements automatically extend for additional one-year periods unless notice is given to the contrary by the Company at least 180 days prior to the renewal date. No such notice has been given. Unless previously terminated as described above, in the event of any change in control, the Continuity Agreements will remain in effect until the second anniversary thereof.

      Severance benefits under the Continuity Agreements become payable in the event that, following (or, in certain circumstances, in anticipation of) a change in control, the executive is terminated without “cause” (generally defined to include (a) continued and willful failure to perform the executive’s duties after receipt of a written demand to perform, (b) gross misconduct materially and demonstrably injurious to the Company and (c) conviction of, or plea of nolo contendere to, a felony) or the executive terminates employment for “good reason” (generally defined to include (a) material and adverse diminution in the executive’s duties and responsibilities, (b) reduction in cash compensation or failure to annually increase base salary, (c) relocation of the executive’s workplace and (d) in the case of Messrs. Powers and Davies, any election by the executive to terminate employment during a thirty-day period following the first anniversary of the change in control (or, for Mr. Powers only, following his 65th birthday). The benefits payable under the agreements include (i) a lump sum amount equal to three times the sum of the executive’s annual base salary and annual bonus (as calculated under the Continuity Agreements), (ii) a pro-rated portion of the executive’s annual target bonus for the year in which termination occurs, (iii) enhanced benefits under the Company’s SERP, (iv) outplacement services at a cost to the Company not exceeding 15% of the executive’s annual base salary, (v) medical, dental, vision and life insurance coverage under the Company’s Key Man Supplemental Medical Plan (if covered thereby) or for up to 36 months after termination, and (vi) all other accrued or vested benefits to which the executive is entitled under benefit plans in which the executive is participating (offset by any corresponding benefits under the Continuity Agreements). In addition, the executive is entitled to a gross-up payment from the Company to cover any excise taxes (and any income taxes on the gross-up amount) imposed on these severance payments and benefits as a result of their being paid and provided in connection with a change in control, unless the total value of such payments and benefits is less than $50,000 higher than the greatest amount which could be paid without being subject to excise taxes (in which event such payments and benefits will be reduced by the amount of the excess). The Company has established a grantor trust to secure the benefits to be provided under the Continuity Agreements, the SERP and other plans maintained by the Company for the benefit of members of the Company’s senior management.

      Severance Policy and Change of Control Provisions. The Company has a severance policy which covers corporate officers and other individuals. The policy provides that if an eligible individual’s employment is terminated (other than for cause), or if the eligible individual terminates his employment for any of the reasons noted below within three years after the occurrence of certain “Change of Control” events, he is entitled to receive the present value (discounted at 120% of the short term federal rate) of the severance amounts provided under the policy. The formula in the case of corporate officers is based upon eight weeks of base salary continuation for each full year of service, subject to a minimum of 26 weeks and a maximum of 104 weeks, with the formula amount reduced to 67% and 33% thereof, respectively, if termination occurs in the second and third year following the Change of Control event. In addition, upon such termination of employment, the eligible individual would be entitled to (a) a bonus of no less than his target bonus for the year in which the Change of Control occurs, pro rated for the number of months to such termination, and (b) for the period the base salary would have been continued even though paid as a lump sum (i) various medical and health plans, and (ii) death and accidental death benefits. The reasons for which the eligible individual may terminate his employment include: diminution in his authority, reduction in his compensation level, relocation or adverse modification of his benefits under bonus, benefit or similar plans.

      The Option Plan provides for the acceleration of all options (other than incentive stock options granted on or after January 1, 1987) in the event of a “Change of Control” as defined in the Option Plan. (See footnote (1) to the table captioned “Options/SAR Grants During 2004 Fiscal Year.”) In the event that an Option Plan participant retires (whether or not a Change of Control has occurred) with the consent of the Company, the Compensation Committee may, in its discretion, extend the exercise period of the participant’s exercisable option to the date on which the option would expire in the event that the participant had continued to be employed by the Company.

      Certain provisions of the SERP do not take effect until the occurrence of certain “Change of Control” events. Among others, provisions in the SERP providing for (i) the suspension, reduction or termination of benefits in cases of gross misconduct by a participant (as determined in the sole discretion of the Compensation Committee); (ii) the forfeiture of benefits if a retired participant engages in certain proscribed competitive activities; (iii) the reduction in benefits upon the early retirement of a participant; and (iv) the off-set of amounts which a participant may then owe the Company against amounts then owing the participant under the SERP, are automatically deleted upon the occurrence of a Change of Control event. In addition, neither a participant’s years of service with the Company (as calculated for the purpose of determining eligibility for benefits under the SERP), nor benefits accrued under the SERP prior to the Change of Control event, may be reduced after the occurrence of a Change of Control event. If a participant’s employment is terminated after a Change of Control, unless the participant elects to receive a distribution of benefits under the SERP in installment payments, the participant will receive payment of his benefits in one lump sum (utilizing actuarial assumptions established in the SERP) within 10 days after termination. The SERP requires the Company, upon a Change of Control, to establish a grantor trust for the purpose of holding assets in respect of the Company’s obligations to make payments to participants. The Company has established a grantor trust to secure the benefits to be provided under the Continuity Agreements, the SERP and other plans maintained by the Company for the benefit of members of the Company’s senior management.

      Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers (as defined), directors and persons owning more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership of all equity and derivative securities of the Company with the SEC and the NYSE. SEC regulations also require that a copy of all Section 16(a) forms filed be furnished to the Company by its officers, directors and greater than ten-percent shareholders.

      Based solely on a review of the copies of such forms and related amendments received by the Company, or on written representations from the Company’s officers and Directors that no Forms 5 were required to be filed, the Company believes that during fiscal 2004 all Section 16(a) filing requirements applicable to its officers, Directors and beneficial owners of more than ten percent of any class of its equity securities were met.

Compensation of Directors

      Each Director receives $60,000 (plus an additional $10,000 for serving as a committee chairman) per year compensation from the Company plus $2,000 for each board and board committee meeting (including meetings concerning nominations and management succession planning) attended, together with the expenses, if any, of such attendance. Commencing July 1, 2004, the Compensation Committee eliminated the annual Board retainer and Board and Board committee meeting fees for all Directors who are employees of the Company which currently consists of Mr. Powers. The Company and all current Directors (other than Messrs. Powers, Ratcliffe, and McNally) have entered into an agreement to defer receipt of all or a portion of such fees pursuant to a deferred compensation agreement providing for payment of the fees in stock units (each stock unit consisting of one share each of the Company’s Class A Common Stock and Class B Common Stock), subject to certain terms and conditions of the Deferred Plan for Directors under which the fees are deferred, upon their termination of service as Directors of the Company. Dividend equivalents are paid on the stock units and are converted into additional stock units. Certain provisions of the Deferred Plan for Directors do not take effect until the occurrence of certain “Change of Control” events, as defined in the plan. After the occurrence of a Change of Control event, the plan may not be amended without the prior written consent of an affected participant and no termination of the plan shall have the effect of reducing any benefits accrued under the plan prior to such termination. Further, in the event of a Change of Control, any stock unit credited to a Director’s account shall be immediately converted into a right to receive cash and shall thereafter be treated in all respects as part of such Director’s cash account. Following a Change of Control, unless a Director has already confirmed his election to receive installment payments, the cash account will be paid out in one lump sum on the earlier to occur of (x) the 30th day after the date the Director retires or otherwise separates from service with the Board, if such retirement or separation occurs after January 1 but before November 1 of any calendar year and (y) the January 1 of the year following the Director’s retirement or separation from service. In addition, in the event that any Directors confirm their elections to receive payment of their cash and/or stock unit accounts in installment payments, the Deferred Plan for Directors requires the Company to establish a grantor trust for the purpose of holding assets in respect of the Company’s obligations to make payments, after a Change of Control, to any Directors who elect to receive installment payments. The

Company has established a grantor trust to secure the benefits to be provided under the Deferred Plan for Directors or the retirement plan for Directors (discussed below).

      The Company also has a retirement plan for Directors who are not employees or officers of the Company and who do not qualify to receive a retirement benefit under any pension plan of the Company or its subsidiaries (“Eligible Directors”). At a meeting held on December 3, 2002, the Board of Directors of the Company, acting on the recommendation of the Compensation Committee of the Board of Directors, amended the Directors’ retirement plan by providing that (a) future participation in the plan as an Eligible Director would be limited to those Directors currently serving (as of December 3, 2002) on the Company’s Board of Directors; (b) Eligible Directors would continue to accrue Service during their tenure as Directors of the Company; (c) “Base Retainer” and “Chairman’s Retainer” would be capped at $40,000 and $43,000, respectively, for pension benefit calculations; and (d) an Eligible Director would qualify for the “Chairman’s Retainer” if he served as a Committee Chairman during at least any one of the ten years immediately preceding the year in which he retires from the Board of Directors. Under this plan, an Eligible Director retiring at or after age 70 with at least ten years of service as a Director is paid annually for life an amount equal to (i) his Base Retainer, (ii) an additional 10% of the Base Retainer, and (iii) any additional amounts paid for service as Committee Chairman. A retiring Eligible Director who had reached age 70 and had served for at least five but less than ten years as a Director would be entitled to a reduced amount equal to 50% of his Base Retainer, plus 10% of such Base Retainer for each year of service beyond five years up to a maximum of nine years. An Eligible Director who retires prior to age 70 with five or more years of service as a Director receives a retirement benefit commencing at age 70 calculated as described above on the basis of his Base Retainer in effect during the calendar year immediately preceding his actual retirement date. The plan also provides that a Director who was a retiree of the Company whether or not qualified for a retirement benefit under any pension plan of the Company but who had at least five years of service as a Director subsequent to such retirement is entitled to a retirement benefit under the plan at a reduced amount equal to 25% of the Base Retainer. Except as otherwise provided in the event of a Change of Control, benefits payable under this plan are not funded but are paid out of the general funds of the Company. Director contributions to this plan are not permitted. Certain provisions of the retirement plan do not take effect until the occurrence of certain “Change of Control” events, as defined in the plan. Among others, provisions in the plan providing for (i) the suspension, reduction or termination of benefits in cases of gross misconduct by a participant (as determined in the sole discretion of the Compensation Committee); and (ii) the forfeiture of benefits if a retired participant engages in certain proscribed competitive activities, are automatically deleted upon the occurrence of a Change of Control event. In addition, in the event of a Change of Control, if thereafter a Director retires or otherwise separates from service with the Board (or already has), unless the Director otherwise elects to receive installment payments, the Director’s benefit payable under the retirement plan will be paid out in one lump sum (utilizing actuarial assumptions established in the plan) on the 30th day after the later to occur of (x) the date the Change of Control is consummated and (y) the date the Director retires or otherwise separates from service. For purposes of the plan, the term “Base Retainer” is defined as the annual retainer in effect during the calendar year immediately preceding the year in which the Director retires. The plan requires the Company to establish a grantor trust for the purpose of holding assets in respect of the Company’s obligations to make payments, after a Change of Control, to any Directors who elect to receive installment payments. The Company has established a grantor trust to secure the benefits to be provided under the plan or the Deferred Plan for Directors.

Matters Relating to Directors and Shareholders

      In accordance with his retirement from the Company, Mr. Ratcliffe received a consulting fee of $10,000 per month ($90,000 during the fiscal year ended December 31, 2004) for three years commencing on July 1, 2001, the date of his retirement, which consulting arrangement was extended monthly through September 30, 2004. For the fiscal year ended December 31, 2004, Mr. Ratcliffe received additional compensation from the Company in the amount of $2,663 representing the lease value of the Company vehicle he used, the ownership of which was transferred from the Company to him on February 27, 2004, the value of which was $35,854 on the date of transfer. From January 1, 2004 through March 4, 2005, pursuant to a previously announced diversification plan, the Roche Trust and Hubbell Trust, through an independent financial institution, sold an aggregate of 99,105 shares of Company Class A Common Stock to the Company, in negotiated transactions at prices equal to the average of the high and low reported sales prices on the NYSE on the date of sale, for the aggregate amount of $4,028,298. The Company purchased such shares, and may from time to time purchase additional shares, from the Trusts pursuant to its previously announced program to repurchase up to $60 million of the Company’s Class A and Class B Common Stock in open market and privately negotiated transactions.

RATIFICATION OF THE SELECTION OF AND

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General

      The selection of independent registered public accountants to examine the financial statements of the Company made available or transmitted to shareholders and filed with the SEC for the year 2005 is to be submitted to the meeting for ratification or rejection. PricewaterhouseCoopers LLP, 300 Atlantic Street, Stamford, Connecticut, has been selected by the Audit Committee of the Board of Directors of the Company to examine such financial statements.

      PricewaterhouseCoopers LLP have been independent registered public accountants of the Company for many years. The Company has been advised that a representative of PricewaterhouseCoopers LLP will attend the Annual Meeting of Shareholders to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires.

      The aggregate fees for professional services provided by PricewaterhouseCoopers LLP to the Company and its subsidiaries for the years ended December 31, 2003 and 2004, were as follows:

	2004	2003

Audit Fees	$2,283,874	$1,244,300
Audit-Related Fees	139,327	43,500
Tax Fees	587,500	657,050
All Other Fees	2,130	12,530

Total Fees	$3,012,831	$1,957,380

      Audit Fees consist of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. In 2004, Audit Fees also include fees for professional services rendered for the audits of (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

      Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under Audit Fees. This category includes fees principally related to financial due diligence and audits of employee benefit plans.

      Tax Fees include domestic and international income tax planning assistance, expatriate and executive tax work and foreign entity compliance services.

      All Other Fees consist of fees for products and services other than the services reported above. These services include fees related to technical publications purchased from the independent auditor.

      The Audit Committee considered whether the rendering of non-audit services by PricewaterhouseCoopers LLP to the Company is compatible with maintaining their independence and concluded that the non-audit services rendered would not compromise their independence.

      If the proposal to ratify the selection of PricewaterhouseCoopers LLP is not approved by the shareholders, or if prior to the 2006 Annual Meeting of Shareholders, PricewaterhouseCoopers LLP declines to act or otherwise becomes incapable of acting, or if its services are discontinued by the Audit Committee of the Board of Directors, then the Audit Committee of the Board of Directors will appoint other independent registered public accountants whose services for any period subsequent to the 2006 Annual Meeting of Shareholders will be subject to ratification by the shareholders at that meeting.

Audit Committee Report

      The Audit Committee of the Board of Directors is comprised of independent Directors functioning in accordance with a written charter (the “Charter”) adopted and approved by the Board of Directors in May, 2000, which Charter is reviewed annually by the Audit Committee, and was amended by the Board of Directors, effective September 15, 2004. A copy of the Charter is attached to this proxy statement as Exhibit A. As provided in the Charter, the Audit Committee assists the Company’s Directors in fulfilling their responsibilities relating to corporate accounting, the quality and integrity of the Company’s financial reports, and the Company’s reporting practices. The functions of the Audit Committee are further described elsewhere in this proxy statement (see pages 8 and 9 hereof.)

      In connection with the discharge of its responsibilities, the Audit Committee has taken a number of actions, including, but not limited to, the following:

•	the Audit Committee reviewed and discussed with management and the independent registered public accountants the Company’s audited financial statements;

•	the Audit Committee discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 (Communication with Audit Committees); and

•	the Audit Committee received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed their independence with them and satisfied itself as to the independence of the independent registered public accountants.

      On May 3, 2004, the Company’s Audit Committee amended its Audit and Non-Audit Services Pre-Approval Policy (“Services Policy”), originally adopted on May 5, 2003, which sets forth the policies and procedures by which the Audit Committee reviews and approves all services to be provided by PricewaterhouseCoopers LLP prior to retaining the firm. In developing these policies and procedures, the Audit Committee took into consideration the need to ensure the independence of PricewaterhouseCoopers LLP while recognizing that PricewaterhouseCoopers LLP may possess the expertise on certain matters that best positions it to provide the most effective and efficient services on certain matters unrelated to accounting and auditing. On balance, the Audit Committee will only pre-approve the services that it believes enhance the Company’s ability to manage or control risk. The Audit Committee was also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services and the total amount of fees for permissible non-audit services (excluding tax services). The Services Policy provides for the pre-approval by the Audit Committee of described services to be performed, such as audit, audit-related, tax and other permissible non-audit services. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. Any proposed services exceeding pre-approval or budgeted amounts also requires pre-approval by the Audit Committee. In the interim periods during which the Audit Committee is not scheduled to meet, the Chairman of the Audit Committee can authorize spending which exceeds pre-approved cost levels or budgeted amounts. As part of the process, for both types of pre-approval, the Audit Committee shall consider whether such services are consistent with SEC rules and regulations on auditor independence.

      Based on the foregoing reviews and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

Audit Committee

Daniel J. Meyer, Chairman
E. Richard Brooks
Joel S. Hoffman
Daniel S. Van Riper
Malcolm Wallop

      The affirmative vote of a majority of the votes cast by the holders of the outstanding shares of the Class A Common Stock and Class B Common Stock, all voting as a single class (provided that holders of shares representing a majority of the votes entitled to be cast actually cast votes) is required to ratify the selection of PricewaterhouseCoopers LLP as independent registered public accountants of the Company. Abstentions and broker non-votes will not affect the voting results although they will have the practical effect of reducing the likelihood that shares representing a majority of the votes entitled to be cast will in fact be cast.

      The Board of Directors Unanimously Recommends that the Shareholders Vote “FOR” the Ratification of the Selection of PricewaterhouseCoopers LLP.

PROPOSAL TO APPROVE THE COMPANY’S

2005 INCENTIVE AWARD PLAN

      At a meeting held on February 18, 2005, the Board of Directors of the Company approved and recommended that the Company’s shareholders approve the Hubbell Incorporated 2005 Incentive Award Plan (the “Plan”). The purpose of the Plan is to promote the success and enhance the value of the Company by linking personal interests of the members of the Board and employees to those of the Company stockholders and to provide such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. In the current environment of evolving practice in the area of equity-based compensation, the Plan will also give the Company the flexibility to offer a variety of types of equity compensation to remain competitive in recruiting and retaining qualified key personnel.

      The Plan is being presented to the stockholders for approval. Upon approval of the Plan by the stockholders, no further grants of shares will be made under the Company’s Option Plan. The following is a description of the principal provisions of the Plan. However, this summary is qualified in its entirety by reference to the Plan, which is included in its entirety as Exhibit B hereto.

      Shares Issuable Under the Plan. The Plan provides for the grant of up to 5,875,000 shares of Class B Common Stock (the “Stock”) however, no more than 2,937,500 shares may be granted as “full value awards” (restricted stock and performance awards). The maximum number of shares which may be subject to Awards granted to any one individual during any fiscal year of the Company may not exceed 500,000 shares.

      Plan Administration. The Plan is administered by the Committee consisting of at least two or more members of the Board of Directors who are each “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Act”) and who are also “outside directors” as defined in Section 162(m) of the Code. Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the terms and conditions of the Plan, the Committee has the authority to select the employees to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Plan.

      Amendment and Termination. With the approval of the Board of Directors of the Company, the Committee may at any time amend, suspend or terminate the Plan, except that stockholder approval is required for each amendment which would (i) increase the maximum number of shares which may be issued, (ii) permit the Committee to grant options with an exercise price that is below fair market value on the date of grant, (iii) permit the Committee to extend the exercise period for an option beyond ten years from the date of grant, or (iv) result in a material increase in benefits or a change in eligibility requirements. Additionally, the Committee may not without stockholder approval amend an option to reduce its exercise price or grant an option in exchange for or in connection with the cancellation or surrender of an option with a higher exercise price. No amendment, suspension or termination of the Plan shall, without the consent of the participant, terminate, or adversely affect the participant’s rights under any outstanding option.

      Awards. The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights and performance-awards (collectively “Awards”). Each grant will be set forth in a separate agreement with the person receiving the grant and will indicate the type, terms and conditions of the grant. The following briefly describes the characteristics of each type of grant that may be made under the Plan:

•	Stock Options. Stock options granted under the Plan may be either “non-qualified” or “incentive” stock options. Non-qualified stock options are options not intended to be incentive stock options.

•	Incentive Stock Options. Incentive stock options will be designed to comply with Section 422 of the Code or any successor provision thereto and will be subject to certain restrictions contained in the Code. Among such restrictions, incentive stock options must (1) have an exercise price per share of not less than 100% of the fair market value on the date of grant, (2) may only be granted to employees, and (3) must be exercised within ten years after the date of grant or otherwise they will expire on date it is originally approved by the Company’s stockholders. In the case of an incentive stock option granted to an individual who owns, or is deemed to own, at least 10% of the total combined voting power of all classes of stock of the Company, the Plan provides that the exercise price must be at least 110% of the fair market value of the shares underlying the subject options on the date of grant, and the incentive stock option must expire no later than the fifth anniversary of the date of its grant. No incentive stock option may be granted under the Plan after ten years from the date the Plan is originally approved by the Company’s stockholders.

The exercise price for options, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in shares owned by the recipient (or issuable upon exercise of the option) valued at its fair market value on the date of exercise. Options may also be exercised through delivery of other property which constitutes good and valuable consideration, including through a broker assisted cash-less exercise procedure.

•	Restricted Stock Awards. A restricted stock award is the grant of shares of Stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

•	Stock Appreciation Rights (SARs). SARs granted by the Committee will provide for payments to the holder based upon increases in the price of the Company’s Stock over a set price. Payment for SARs may be made in cash or shares of Stock. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash, or in Stock or in any combination of the two.

•	Performance Awards. Performance Awards may be granted by the Committee to participants based upon the specific performance criteria determined appropriate by the Committee. These Awards shall be denominated either in Stock or units of value including dollar value of shares of Stock.

      Eligibility. Awards under the Plan may be granted to individuals who are (1) employees of the Company or any of its affiliates, and (2) non-employee directors of the Company or any of its affiliates, as selected by the Committee. However, options which are intended to qualify as ISOs (as defined below) may only be granted to employees.

      Miscellaneous Provisions. All Awards granted under the Plan will become exercisable in full upon the occurrence of a change in control (as defined in the Plan). In connection with a change in control, the

Committee, in its sole discretion, may (1) provide for the termination of any Award, by surrender of such Award for an amount of cash and/or other property, if any, equal to the amount by which the fair market value of the Stock which the Award represents exceeds the Award exercise price for all or part of the shares of Stock which are related to such Award; or (2) determine that the Awards may by assumed by a successor or survivor.

      In the event of: (i) a change in the Company’s capital structure due to a corporate event affecting the Stock or the share price of the Stock; or (ii) any unusual or nonrecurring transactions or event affecting the Company or any affiliate (including without limitation a Change in Control); or (iii) a change in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate to prevent dilution or enlargement of the benefits or potential benefits under the Plan to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee in its sole discretion may adjust the number and type of shares subject to the Plan and Awards, the terms and conditions of an Award, or the grant or exercise price per share subject to an outstanding Award. To the extent necessary to comply with Section 409A of the Code, the Committee may determine that the Award may vest, but not be payable upon a change in control, but that the participant will receive the value of the Award in cash based on the value of the Stock at the time of the change in control plus reasonable interest until the date the Award otherwise would have been paid.

      Generally, no option, SAR or other Award granted under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. The Committee may allow Awards, other than ISOs, to be transferred for estate or tax planning purposes to members of the holder’s family, charitable institutions or trusts for the benefit of family members. In addition, the Committee may allow Awards to be transferred to so-called “blind trusts” by a holder of an Award who is terminating employment in connection with the holder’s service with the government, an educational or other non-profit institution.

      As a condition to the issuance or delivery of Stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the Plan, the Company requires participants to discharge applicable withholding tax obligations. Stock held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Committee to disapprove such use.

      The Plan must be approved by the stockholders within twelve months of the date of its adoption. However, Awards under the Plan may be granted prior to such approval, provided that such Awards may not vest or become exercisable prior to the stockholders’ approval of the Plan, and that if such approval is not received within the twelve month period, all such Awards shall become null and void.

      Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Act, and any and all regulations and rules promulgated by the (SEC) thereunder, including without limitation Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      Certain Federal Income Tax Consequences. The tax consequences of the Plan under current federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the Plan, and is intended for general information only. State and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

•	Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income at the time a non-qualified stock option is granted under the Plan. The optionee will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of a non-qualified stock option. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis in the shares for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the shares on the date of exercise of the non-qualified stock option, and any subsequent gain or loss will generally be taxable as capital gain or loss.

•	Incentive Stock Options. An optionee generally will not recognize taxable income either at the time an incentive stock option is granted or when it is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” to the optionee for purposes of alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares acquired by the exercise of an incentive stock option, the optionee will recognize taxable income. If a share acquired by the exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the share will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If these holding period requirements are not met and the share is sold for a gain, then the difference between the option price and the fair market value of the share on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the share is disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. The Company generally will be entitled to a deduction in the amount of any ordinary income recognized by the optionee.

•	Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, cash or the fair market value of the shares received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

•	Restricted Stock. A participant to whom restricted stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price thereof. If an election is made under Section 83(b) of the Code with respect to restricted stock, the participant generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price, if any, therefor and the Company will be entitled to a deduction for the same amount.

•	Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

•	Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Code Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the Plan may qualify as “qualified performance-based compensation” for purposes of Code Section 162(m) if such awards are granted or vest upon the preestablished objective performance goals described above.

•	The Company has attempted to structure the Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder in order to determine whether the remuneration attributable to such awards will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the Internal Revenue Service (IRS) or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the Plan or any Awards.

      New Plan Benefits. Because Awards under the Plan are in the discretion of the Committee, the benefits amounts and values to be received by the named executive officers, individually or as a group, the Directors and by other employees of the Company under the Plan are not determinable at this time. However, it is the present intention of the Nominating and Corporate Governance Committee, if and when this Plan is approved by the Company’s stockholders, to recommend to the Board of Directors and the Compensation Committee that a grant of 350 shares of Stock of the Company (valued at $18,620 on March 4, 2005) be made to each non-management Director.

      The affirmative vote of a majority of the votes cast by the holders of the outstanding shares of the Class A Common Stock and Class B Common Stock, all voting as a single class (provided that holders of shares representing a majority of the votes entitled to be cast actually cast votes) is required to adopt the Plan. Abstentions and broker non-votes will not affect the voting results although they will have the practical effect of reducing the likelihood that shares representing a majority of the votes entitled to be cast will in fact be cast.

      The Board of Directors Unanimously Recommends that the Shareholders Vote “FOR” Approval of the Plan.

GENERAL

      The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies, at an estimated cost of $7,500, plus reasonable expenses.

      Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of (i) the election of the nominees to the Board named herein, (ii) the ratification of the selection of independent registered public accountants, and (iii) the approval of the Plan described herein. All proxies will be voted as specified.

      Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE

2006 ANNUAL MEETING

      Shareholder proposals for inclusion in the proxy materials related to the 2006 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than November 14, 2005. Any shareholder proposal not intended to be included in the proxy materials related to the 2006 Annual Meeting of Shareholders must be received by the Company no later than February 21, 2006 or else management of the Company will retain discretion to vote proxies received for that meeting in their discretion with respect to such proposal.

By Order of the Board of Directors

HUBBELL INCORPORATED

Orange, Connecticut

March 16, 2005

EXHIBIT A

HUBBELL INCORPORATED

Audit Committee of the Board of Directors

Charter

      This Audit Committee Charter (the “Charter”) was adopted by the Board of Directors (the “Board”) of Hubbell Incorporated (the “Corporation”) on December  7, 2004.*

I.	Purpose

      The Audit Committee (the “Committee”) of the Board of the Corporation shall provide assistance to the Board in fulfilling its oversight responsibilities relating to (i) the quality and integrity of the Corporation’s financial statements, (ii) the Corporation’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the independent accounting firm serving as auditors of the Corporation (the “Independent Auditors”) and (iv) the performance of the Corporation’s internal audit function and the Independent Auditors.

      As further described in this Charter, the Committee’s primary duties and responsibilities relate to:

•	maintenance by management of the reliability and integrity of the accounting policies and financial reporting and financial disclosure practices of the Corporation;

•	establishment and maintenance by management of processes to assure that an adequate system of internal controls is functioning within the Corporation; and

•	retention (which may be subject to shareholder ratification) and termination of the Independent Auditors.

      The Committee’s responsibility with regard to financial statements and disclosure is limited to oversight. Although the Committee has the responsibilities described in this Charter, the Committee is not charged with the duty to plan or conduct audits or to determine that the Corporation’s financial statements and disclosure are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable laws, rules and regulations, which matters are the responsibility of management, the internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Independent Auditors. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Corporation and of the professionals and experts (including the internal auditor and the Independent Auditors) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts. Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term

*	When the positions of Chairman of the Board and Chief Executive Officer are held by the same person, as permitted by the Bylaws, reference in this Charter to the Chairman or Chief Executive Officer shall mean such person, in his or her capacity as Chairman and/or Chief Executive Officer, as applicable.

“review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

      The Audit Committee will fulfill its duties and responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.	Composition

      The Committee shall be comprised of at least three directors as determined by the Board, each of whom (i) is to have no relationship to the Corporation that may interfere with the exercise of his or her independence from the Corporation and the Corporation’s management and (ii) shall otherwise meet the independence, experience and any other requirements of The New York Stock Exchange, Inc. (the “NYSE Rules”), the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”). Without limiting the foregoing:

•	the members of the Committee shall each be “financially literate” as determined by the Board in its business judgment (or become so within a reasonable period after his or her appointment to the Committee);

•	no member of the Committee shall receive any compensation from the Corporation other than (i) director’s fees for services as a director of the Corporation, including reasonable compensation for service on the Committee, and (ii) a pension or similar deferred compensation from the Corporation for prior service, provided that such compensation is not contingent on continued or future service to the Corporation; and

•	no member of the Committee, and no member’s firm, may receive any direct or indirect compensation from the Corporation for services as a consultant or legal or financial advisor

      Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, the Committee shall be composed of members who, individually and as a group, satisfy the financial literacy and experience requirements of the NYSE Rules. In addition, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC or the Corporation shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.” Furthermore, no member of the Committee shall serve on the audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and such determination is disclosed in the Corporation’s annual proxy statement.

      The members of the Committee shall be appointed annually by the Board on the recommendation of the Nominating and Corporate Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board upon recommendation of the Nominating and Corporate

Governance Committee. Unless a Chairman is designated by the Board, the Committee may designate a Chairman by majority vote of the full Committee membership.

III.	Meetings and Procedures

      The Committee shall meet on a regularly scheduled basis at least four times annually, and on such other occasions as circumstances may dictate. Meetings of the Committee shall be held upon call by the Chairman of the Board or the Chairman of the Committee in accordance with the notice provisions of the Corporation’s bylaws. A quorum of the Committee shall consist of a majority of the members of the Committee in office at the time of any meeting, and the vote of a majority of the members of the Committee present at the time of a vote, if a quorum is present at that time, shall be the act of the Committee. The Chairman of the Committee or, in his or her absence, another member chosen by the attending members, shall preside at each meeting and, in consultation with the other members of the Committee, will set the agenda of items to be addressed at each meeting. The Chairman of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

      When deemed appropriate by the Committee, meetings of the Committee also may be attended by one or more of the director of the Corporation’s internal audit department, representatives of the Corporation’s management, representatives of the Independent Auditors or any other persons whose presence the Committee believes to be necessary or appropriate. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

      To foster open communication, the Committee shall periodically meet separately with management, the director of the Corporation’s internal auditing department and with representatives of the Independent Auditors for the purpose of discussing any matters that the Committee or any of these persons or groups believe should be discussed on a private basis.

      The Committee shall maintain written minutes or other records of its meetings and activities. Minutes of each meeting of the Committee shall be distributed to each member of the Committee and each other member of the Board. The Secretary of the Corporation shall retain the original signed minutes for permanent filing.

IV.	Duties and Responsibilities

      To fulfill its duties and responsibilities, the Committee shall undertake the following:

Documents, Reports and Review

      1. The Committee shall discuss and reassess, at least annually, the adequacy of this Charter. To the extent believed appropriate by the Committee, the Committee shall make recommendations to the Board to update or otherwise modify this Charter. The Committee shall also perform a review and evaluation, at least annually, of the performance of the Committee and its members, including compliance with this Charter. The Committee shall conduct this evaluation in such manner as it deems appropriate.

      2. The Committee shall meet with management, the Independent Auditors and the Corporation’s Director of Internal Audit in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

      3. The Committee shall discuss with management and the Independent Auditors the Corporation’s annual audited financial statements and unaudited quarterly financial statements, including a discussion with the Independent Auditors of the matters required to be discussed by Statement of Auditing Standards No. 61, as then in effect (“SAS No. 61”), and the Corporation’s disclosures in SEC filings under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

      4. Based on such review and discussions referred to in IV.3 (with respect to the audited financial statements and SAS No. 61) and IV.12 (with respect to the independence of the Independent Auditors), the Committee shall determine whether to recommend to the Board that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

      5. The Committee shall prepare such reports relating to the Committee as may be required to be included in the Corporation’s proxy statements by the rules of the SEC.

      6. The Committee shall monitor submission to the NYSE of such written affirmations regarding the Committee as may be required by the NYSE Rules.

      7. The Committee shall discuss with management the Corporation’s significant risk exposures and the actions management has taken to limit, monitor or control such exposures, including guidelines and policies with respect to the Corporation’s risk assessment and risk management.

      8. The Committee shall discuss, in a general fashion (i.e., discussion of the types of information to be disclosed and the type of presentation to be made, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP information), the Corporation’s earnings press releases, as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies. The Committee need not, however, discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

      9. The Committee, through its Chairman, shall report regularly to the Board following meetings of the Committee and, in particular, review with the Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, the performance of the internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

      10. The Committee shall promptly inform the Corporation’s Nominating and Corporate Governance Committee of any material interpretations which it makes of the NYSE Rules.

Independent Auditors

      11. The Committee shall review the performance of the Independent Auditors and, based on such review, retain or terminate the Independent Auditors. The Committee shall have the direct and sole authority and responsibility to select, appoint, retain, evaluate, oversee and, where appropriate, replace the Independent Auditors (whose engagement with respect to any period following the Corporation’s next annual meeting may be subject to shareholder ratification at such meeting). The Independent Auditors shall be accountable to the Committee for their audit of the financial statements, their review of the quarterly financial statements and their assessment of the controls in conjunction with their audit of the Corporation, and they shall report directly to the Committee.

      12. The Committee shall oversee independence of the Independent Auditors by:

•	receiving from the Independent Auditors, at least annually, a report delineating (i) all relationships between the Independent Auditors and the Corporation and containing such other information as may be required by Independence Standards Board Standard 1, as the same may be modified or supplemented, (ii) the Independent Auditors’ internal quality-control procedures, (iii) any material issues raised within the past five years by the Independent Auditors’ most recent internal quality-control review, or peer review, of the Independent Auditors, or by any inquiry or investigation by governmental or professional authorities, and any steps taken to deal with such issues, and (iv) to determine the Independent Auditors’ independence, all relationships the Independent Auditors have with the Corporation;

•	reviewing, and discussing with the Board, if necessary, and the Independent Auditors, on a periodic basis, any disclosed relationships or services (whether between the Independent Auditors and the Corporation or otherwise) that may impact the objectivity or independence of the Independent Auditors, including considering, if applicable, whether the Independent Auditors’ provision of any permitted non-audit services to the Corporation is compatible with maintaining the independence of the Independent Auditors; and

•	if necessary, taking action in response to disclosures by the Independent Auditors to satisfy itself regarding the independence of the Independent Auditors.

      13. The Committee shall confirm with the Independent Auditors that the Independent Auditors are in compliance with the partner rotation requirements established by the SEC.

      14. The Committee shall set clear hiring policies for employees or former employees of the Independent Auditors in accordance with applicable laws, rules and regulations in effect at that time.

      15. Except as permitted under the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated by the SEC thereunder, the Committee shall preapprove the hiring or retention of the Independent Auditors or any of its affiliates for any audit related services (including comfort letters and statutory audits) or non-audit services (other than “prohibited non-audit services” as defined by the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated by the SEC) and shall approve the fees to be paid to the Independent Auditors or its affiliate and any other terms of the engagement of the Independent Auditors or its affiliate. Notwithstanding the foregoing, the Committee may establish pre-approval policies and procedures regarding the Corporation’s hiring or retention of the Independent Auditors or any of its affiliates for one or more audit or non-audit services, and Committee pre-approval of such hiring or retention will not be required if (i) the engagement for the services is entered into pursuant to such pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular service, and (ii) the Committee is informed of each service provided. No pre-approval policies and procedures established by the Committee may include delegation of the Committee’s responsibilities under the Exchange Act to the Corporation’s management, but the Committee may delegate to one or more designated members of the Committee the authority to grant preapprovals required by this paragraph, provided that such approvals are presented to the Committee at its next scheduled meeting. If any engagement of the Independent Auditors or any of its affiliates for services is entered into pursuant to policies and procedures established by the Committee, such policies and procedures shall be disclosed by the Corporation in its annual proxy statement and annual report (which disclosures in the annual report may be incorporated by reference into the annual report by forward reference to a timely-filed proxy statement).

      16. The Committee shall consider whether the Corporation should adopt a rotation of the annual audit among independent auditing firms.

Financial Reporting Process

      17. The Committee shall receive and review a report from the Independent Auditors with respect to their observations as to the adequacy of the Corporation’s financial reporting processes, both internal and external. In connection therewith, the Committee shall review with the Independent Auditors (and management, if desirable), (i) all accounting policies and practices that the Independent Auditors identify as critical, (ii) all alternative treatments of financial information within GAAP that have been discussed among management and the Independent Auditors, the ramifications of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditors (including any accounting adjustments that were noted or proposed by the Independent Auditors but were “passed,” as immaterial or otherwise), (iii) to the extent deemed desirable by the Committee, any communications between the audit team and the Independent Auditors’ national office respecting auditing or accounting issues presented by the engagement; and (iv) all other material written communications between the Independent Auditors and management of the Corporation, such as any management letter or schedule of unadjusted differences.

      18. The Committee shall consider significant changes to the Corporation’s accounting principles and auditing practices suggested by the Independent Auditors, management or the internal auditing department.

      19. The Committee shall examine and discuss with management and the Independent Auditors: (i) major issues regarding accounting principles and financial statement presentation and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) any analyses prepared by management or the Independent Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including analyses of the effects of alternative GAAP methods on the Corporation’s financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation’s financial statements.

      20. The Committee shall establish a schedule for receiving periodic reports from each of management, the Independent Auditors and the internal auditing department regarding any significant judgments made in management’s preparation of the Corporation’s financial statements and any significant difficulties encountered during the course of reviews or audits, including any restrictions on the scope of work or access to information. More specifically, the Committee shall discuss with the Independent Auditors any problems or difficulties the Independent Auditors may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any disagreements with management, whether or not those disagreements were resolved to the satisfaction of the Independent Auditors. Also, the Committee shall either discuss with the Independent Auditors whether they have identified any issues of the type described in Section 10A of the Securities Exchange Act of 1934, as amended, or the Committee shall obtain from the Independent Auditors assurances that no such issues have been identified.

      21. The Committee shall review any significant disagreements among management, the Independent Auditors and the internal auditing department in connection with the preparation of the Corporation’s financial statements. The Committee’s oversight of the work of the Independent Auditors shall include the resolution of any disagreement between management and the Independent Auditors regarding financial reporting.

Internal Controls

      22. The Committee shall discuss with the Independent Auditors and the Corporation’s Director of Internal Audit, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and consider any recommendations for improvement of such internal control procedures.

      23. The Committee shall discuss with the Independent Auditors and with management any management letter or schedule of unadjusted differences provided to or by the Independent Auditors and any other significant matters brought to the attention of the Committee by the Independent Auditors as a result of its annual audit.

      24. The Committee shall review any disclosures made to the Committee by the Corporation’s Chief Executive Officer or Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation’s ability to record, process, summarize and report financial data and any material weaknesses in internal controls identified to the Independent Auditors; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls.

      25. The Committee shall read management’s report (to be included in the Corporation’s Annual Report on Form 10-K) assessing the effectiveness of the internal control structure and procedures of the Corporation for financial reporting and shall discuss with the Independent Auditors such auditor’s attestation to and report on management’s report if and to the extent such attestation is required by applicable laws, rules and regulations.

Internal Audit Function

      26. At least annually, the Committee shall review and discuss the adequacy and qualifications of, and the adequacy of the compensation paid to, the personnel of the Corporation’s internal audit function.

      27. The Committee shall discuss at least annually with the Corporation’s Director of Internal Audit the activities, budget and organizational structure of the Corporation’s internal audit function and the qualifications of the primary personnel performing such function. In addition, the Committee shall, at its discretion, meet with the Corporation’s Director of Internal Audit to discuss any reports prepared by him or her or any other matters brought to the attention of the Committee by the Corporation’s Director of Internal Audit.

      28. Management shall furnish to the Committee on a periodic basis (but in any event prior to each Committee meeting) a summary of critical issues and comments raised in any audit report prepared by the Corporation’s Director of Internal Audit and any responses from management.

      29. The Corporation’s Director of Internal Audit and the other personnel performing the Corporation’s internal audit function shall be granted unfettered access to the Committee.

Other Responsibilities

      30. The Committee shall discuss with management, the internal auditor and the Independent Auditors any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise issues regarding the Corporation’s financial statements, financial reporting process, accounting policies or internal audit function.

      31. The Committee shall be provided with and review assurances from management and the Corporation’s internal auditor that the Corporation’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

      32. The Committee shall review, with the Corporation’s counsel, any legal matter brought to its attention that could reasonably be expected to have a material impact on the Corporation’s financial statements.

Compliance/ General

      33. The Committee shall cause to be established procedures (in accordance with applicable law or regulations) for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, (ii) the confidential and anonymous submission by employees regarding questionable accounting or auditing matters and (iii) for the receipt, retention, investigation and treatment of complaints received from the Corporation’s internal or outside legal counsel with respect to evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Corporation or any agent thereof.

      34. The Committee may, in its discretion, utilize the services of the Corporation’s general counsel and regular outside corporate legal counsel with respect to legal matters or, at its discretion, retain (and determine the appropriate funding for) other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances. Furthermore, the Committee may, in its discretion, retain (and determine the appropriate funding for) any other experts or advisors (financial or otherwise) as the Committee determines are necessary or appropriate under the circumstances.

      35. The Committee, in its discretion, may conduct or authorize investigations into any matters within the scope of its responsibilities.

V.	Disclosure of Charter

      This Charter shall be made available on the Corporation’s website at www.hubbell.com and to any shareholder who otherwise requests a copy. The Corporation’s Annual Report to Shareholders shall state the foregoing.

EXHIBIT B

HUBBELL INCORPORATED

2005 INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

      The purpose of the Hubbell Incorporated 2005 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Hubbell Incorporated (the “Company”) by linking the personal interests of the members of the Board and Employees to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board and Employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

      2.1     “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award or a Performance Share award granted to a Participant pursuant to the Plan.

      2.2     “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

      2.3     “Board” means the Board of Directors of the Company.

      2.4     “Change in Control” means and includes any of the following:

(a) Continuing Directors no longer constitute at least 2/3 of the Directors;

(b) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the voting power of the then outstanding securities of the Company entitled to vote for the election of the Company’s Directors; provided that this Section 2.4 (b) shall not apply with respect to any holding of securities by (i) the trust under a Trust Indenture dated September 2, 1957 made by Louie E. Roche, (ii) the trust under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell, and (iii) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Company or any affiliate of the Company;

(c) the consummation of a merger or consolidation of the Company with any other corporation, the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, the incumbent Directors in office immediately prior to such merger or consolidation will constitute at least 2/3 of the Directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation; or

(d) at least 2/3 of the incumbent Directors in office immediately prior to any other action proposed to be taken by the Company’s stockholders determine that such proposed action, if taken, would constitute a change of control of the Company and such action is taken.

      2.5     “Code” means the Internal Revenue Code of 1986, as amended.

      2.6     “Committee” means the committee of the Board described in Article 11.

      2.7     “Continuing Director” means any individual who is a member of the Company’s Board of Directors on December 9, 1986 or was designated (before such person’s initial election as a Director) as a Continuing Director by 2/3 of the then Continuing Directors.

      2.8     “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

      2.9     “Director” means an individual who is a member of the Company’s Board of Directors on the relevant date.

      2.10     “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

      2.11     “Effective Date” shall have the meaning set forth in Section 12.1.

      2.12     “Eligible Individual” means any person who is a Director or an Employee, as determined by the Committee.

      2.13     “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

      2.14     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      2.15     “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the immediately preceding date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the mean between the high and low trading price for a share of Stock as reported on the New York Stock Exchange (or on any national securities exchange on which the Stock is then listed) on such date or, if no such prices are reported for that date, the mean between the high and low trading prices on the next preceding date for which such prices were reported.

      2.16     “Full Value Award” means an Award other than an Option or SAR, which is settled by the issuance of Stock.

      2.17     “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      2.18     “Independent Director” means a Director who is not an Employee of the Company.

      2.19     “Non-Employee Director” means a Director who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

      2.20     “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

      2.21     “Officer” means each of the officers specified in Section 1 of Article IV of the by-laws of the Company except for any such officer whose title begins with the word “Assistant.”

      2.22     “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

      2.23     “Participant” means any Eligible Individual who, as a Director or Employee, has been granted an Award pursuant to the Plan.

      2.24     “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Article 8, and which is subject to the terms and conditions set forth in Article 8.

      2.25     “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on invested capital, return on stockholders’ equity, return on assets, stockholder return, return on sales, gross or net profit margin, productivity, expense, operating margin, operating efficiency, customer satisfaction, working capital efficiency, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. To the extent a Performance-Based Award is intended to be Qualified Performance-Based Compensation, the Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

      2.26     “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, platform or an individual. To the extent a Performance-Based Award is intended to be Qualified Performance-Based Compensation, the Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      2.27     “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

      2.28     “Plan” means this Hubbell Incorporated 2005 Incentive Award Plan, as it may be amended from time to time.

      2.29     “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

      2.30     “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

      2.31     “Securities Act” shall mean the Securities Act of 1933, as amended.

      2.32     “Stock” means the Class B common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

      2.33     “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

      2.34     “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

      3.1     Number of Shares.

      (a) Subject to Article 10 and Section 3.1(b), the aggregate number of shares of Stock which may be granted as Awards under the Plan shall be 5,875,000 shares. The maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 5,875,000 shares.

      (b) Of the shares of Stock reserved for grant under Section 3.1(a) of this Plan no more than 2,937,500 shares of Stock may be issued pursuant to Full Value Awards.

      (c) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.

      3.2     Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, including Stock repurchased by the Company, or Stock purchased on the open market.

      3.3     Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 10, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant in any fiscal year of the Company shall be 500,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

      4.1     Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

      4.2     Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

      4.3     Foreign Participants. In order to assure the viability of Awards granted to Participants employed in countries other than the United States, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

ARTICLE 5

STOCK OPTIONS

      5.1     General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock, on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation any one or a combination of the following: (i) cash, (including check, bank draft or money order) (ii) shares of either class of the Company’s common stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) by delivery of irrevocable instructions to a broker to sell the Stock otherwise deliverable upon exercise of the Option and to deliver to the Company an amount equal to the aggregate exercise price. The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

      5.2     Incentive Stock Options. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 12.2 and this Section 5.2.

(a) Eligibility. Incentive Stock Options may be granted only to Employees of the Company or any “subsidiary corporation” thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder).

(b) Exercise Price. The exercise price per share of Stock shall be set by the Committee; provided that subject to Section 5.2(d) the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(f) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

      5.3     Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

      5.4     Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

ARTICLE 6

RESTRICTED STOCK AWARDS

      6.1     Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

      6.2     Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

      6.3     Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

      6.4     Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

      7.1     Grant of Stock Appreciation Rights.

(a) A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Committee may impose.

      7.2     Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement. To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreements shall specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right, to the extent necessary to comply with the requirements to Section 409A of the Code, as applicable. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(b) To the extent any payment under Section 7.1(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

PERFORMANCE AWARDS

      8.1     Performance Awards. Any Participant selected by the Committee may be granted one or more Performance Awards which shall be denominated either in Stock or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

      8.2     Applicability to Covered Employees. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

      8.3     Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under this Article 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

      8.4     Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

      8.5     Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 9

PROVISIONS APPLICABLE TO AWARDS

      9.1     Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

      9.2     Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

      9.3     Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

      9.4     Beneficiaries. Notwithstanding Section 9.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

      9.5     Stock Certificates; Book Entry Procedures.

      (a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the require-

ments of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

      (b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

ARTICLE 10

CHANGES IN CAPITAL STRUCTURE

      10.1     Adjustments.

      (a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

      (b) In the event of any transaction or event described in Section 10.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding

Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i) To provide for either:

(A) the termination, by the surrender of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount by which the fair market value of the Stock which the Award represents exceeds the Award exercise price for all or part of the shares of Stock which are related to such Award and that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of such date the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); or

(B) The replacement of such Award with other rights or property selected by the Committee in its sole discretion; and

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

      10.2     Acceleration Upon a Change in Control.

      (a) Notwithstanding the provisions of Section 10.1, Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse upon a Change in Control. Upon, or in anticipation of, a Change in Control, the Committee may give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

      (b) Additionally, each Participant who is an Officer, or any other Participant in the discretion of the Committee may surrender any Award during the 30-day period following a Change in Control and receive in cash in lieu of exercising any Award the amount by which the fair market value of the Stock exceeds the exercise price for all or part of the shares of Stock subject to such Award. For this purpose, the fair market value of the Stock shall be deemed to be the closing price of one share of the Company’s Stock on the New York Stock Exchange on that day, or within the 60 days preceding the date on which the Change in Control occurs, on which such closing price was the highest. In the event that the shares are not listed or admitted to trading on such exchange, the fair market value shall be deemed to be the closing price of one share of the Company’s Stock on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as reported on the Nasdaq or similar organization if the Nasdaq is no longer reporting such information. If on any such date the shares are not quoted by any such organization, the fair market value of the shares on such date, as determined in good faith by the Board of Directors of the Company, shall be used.

      (c) Notwithstanding Sections 10.2(a) or (b), no Stock Appreciation Right may be settled in cash upon a Change in Control unless such Change of Control is a change in ownership or effective control of the Company within the meaning of Section 409A of the Code, and if not, the Committee may provide for payment of such Stock Appreciation Right based on the value of the Stock on the date of the Change in Control, plus reasonable interest through the date such Stock Appreciation Right would otherwise be paid in accordance with its original terms.

      10.3     No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 11

ADMINISTRATION

      11.1     Committee. The Plan shall be administered by the Compensation Committee (the “Committee”) consisting solely of at least two or more members of the Board who are each Non-Employee Directors and “outside directors,” within the meaning of Section 162(m) of the Code.

      11.2     Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Committee shall select one of its members as a Chairman, who shall preside at meetings and who shall have authority to execute and deliver documents on behalf of the Committee. Meetings of the Committee shall be held at such times and places as the members thereof may determine.

      11.3     Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance Share Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

      11.4     Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 12

EFFECTIVE AND EXPIRATION DATE

      12.1     Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of a majority of the votes cast at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

      12.2     Expiration Date. The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the Effective Date or (ii) the date this Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 13

AMENDMENT, MODIFICATION, AND TERMINATION

      13.1     Amendment, Modification, And Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 10), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 10, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

      13.2     Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 14

GENERAL PROVISIONS

      14.1     Absence from Work. A participant who is absent from work with the Company or a Subsidiary because of illness or temporary disability, or who is on leave of absence for such purpose or reason as the Committee may approve, shall not be deemed during the period of such absence, by reason of such absence, to have ceased to be an Employee of the Company or a Subsidiary. Where a cessation of employment is to be considered a retirement with the consent of the Company or by reason of Disability for the purpose of this Plan shall be determined by the Committee, which determination shall be final and conclusive.

      14.2     No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

      14.3     No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

      14.4     Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

      14.5     No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

      14.6     Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

      14.7     Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      14.8     Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

      14.9     Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

      14.10     Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

      14.11     Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

      14.12     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      14.13     Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

      14.14     Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Connecticut.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HUBBELL INCORPORATED

For Annual Meeting of Shareholders, May 2, 2005
(For Shares of Class A Common Stock)

The undersigned hereby appoints each of TIMOTHY H. POWERS and RICHARD W. DAVIES as proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned in Hubbell Incorporated at the annual meeting of its shareholders and at any adjournment thereof upon the matters set forth in the notice of meeting and proxy statement for the 2005 annual meeting of shareholders and upon all other matters properly coming before said meeting or any adjournment thereof. This proxy will be voted FOR the election of the directors and FOR Proposals 2 and 3, unless a contrary specification is made, in which case it will be voted in accordance with such specification

(Continued and to be signed on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2.	Call TOLL FREE 1-866-540-5760 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Vote by Internet at our Internet Address: http://www.proxyvoting.com/hub

PLEASE VOTE

You can access, view and download this year’s Annual Report and Proxy Statement on the Hubbell Incorporated Investor Relations website at http://www.hubbell.com/ FinancialReports or http://www.proxyvoting.com/hub.

FOR SHARES OF CLASS A COMMON STOCK	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	FOR all nominees listed	WITHHOLD AUTHORITY
	below, (except as marked to	to vote for all nominees
	the contrary below).	listed below.
PROPOSAL 1- ELECTION OF DIRECTORS:	☐	☐

01 T.POWERS 02 E.BROOKS 03 G.EDWARDS 04 J.HOFFMAN 05 A.MCNALLY IV	06 D.MEYER 07 T.POWERS 08 D. VAN RIPER 09 R. SWIFT

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

	FOR	AGAINST	ABSTAIN
Proposal 2–Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the year 2005.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 3–Approval of the company’s 2005 Incentive Award Plan.	☐	☐	☐

The Board of Directors recommends that you vote FOR the election of all the nominees in Proposal 1, and FOR Proposals 2 and 3.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Dated:
NOTE: Please sign exactly as your name or names appear hereon. Persons signing in a representative capacity should indicate their capacity.

▲ Detach here from proxy voting card ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Telephone and Internet voting is available through 11:59 PM EST the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/edmc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you submit your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HUBBELL INCORPORATED

For Annual Meeting of Shareholders, May 2, 2005
(For Shares of Class B Common Stock)

The undersigned hereby appoints each of TIMOTHY H. POWERS and RICHARD W. DAVIES as proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned in Hubbell Incorporated at the annual meeting of its shareholders and at any adjournment thereof upon the matters set forth in the notice of meeting and proxy statement for the 2005 annual meeting of shareholders and upon all other matters properly coming before said meeting or any adjournment thereof. This proxy will be voted FOR the election of the directors and FOR Proposals 2 and 3, unless a contrary specification is made, in which case it will be voted in accordance with such specification

(Continued and to be signed on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2.	Call TOLL FREE 1-866-540-5760 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Vote by Internet at our Internet Address: http://www.proxyvoting.com/hub

PLEASE VOTE

You can access, view and download this year’s Annual Report and Proxy Statement on the Hubbell Incorporated Investor Relations website at http://www.hubbell.com/ FinancialReports or http://www.proxyvoting.com/hub.

FOR SHARES OF CLASS B COMMON STOCK	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	FOR all nominees listed	WITHHOLD AUTHORITY
	below, (except as marked to	to vote for all nominees
	the contrary below).	listed below.
PROPOSAL 1- ELECTION OF DIRECTORS:	☐	☐

01 T.POWERS 02 E.BROOKS 03 G.EDWARDS 04 J.HOFFMAN 05 A.MCNALLY IV	06 D.MEYER 07 T.POWERS 08 D. VAN RIPER 09 R. SWIFT

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

	FOR	AGAINST	ABSTAIN
Proposal 2–Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the year 2005.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 3–Approval of the company’s 2005 Incentive Award Plan.	☐	☐	☐

The Board of Directors recommends that you vote FOR the election of all the nominees in Proposal 1, and FOR Proposals 2 and 3.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Dated:
NOTE: Please sign exactly as your name or names appear hereon. Persons signing in a representative capacity should indicate their capacity.

▲ Detach here from proxy voting card ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Telephone and Internet voting is available through 11:59 PM EST the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/edmc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you submit your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.